FIFTH AMENDMENT TO
          AMENDED AND RESTATED LOAN AGREEMENT


       This Fifth Amendment to Amended and Restated Loan Agreement ("Amendment"), dated as of December ____, 2008 is between GULF
LINE TRANSPORT LLC., an Indiana limited liability company, formerly known as Gulf Line Transport, Inc. ("Gulf Line"); FIVE STAR TRANSPORT, LLC., an Indiana limited liability company, formerly known as Five Star Transport, Inc. ("Five Star"); CAM TRANSPORT, INC., an Indiana corporation ("CAM"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an Indiana corporation ("ERX"); FRIENDLY TRANSPORT, LLC, an Indiana limited liability company, formerly known as Friendly Transport, Inc. ("Friendly"); TRANSPORT LEASING, INC., an Arkansas corporation ("Transport Leasing"); KEYSTONE LINES, a California corporation ("Keystone Lines"); HARBOR BRIDGE INTERMODAL, INC., an Indiana corporation ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation ("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); KEYSTONE LINES CORP., an Indiana corporation, formerly known as Keystone Lines Corporation ("Keystone"), TC SERVICES, INC., an Indiana corporation ("TC Services"); KEYSTONE LOGISTICS, INC., an Indiana corporation ("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana limited liability company ("Carolina National"); CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation ("Carolina Logistics"); FREEDOM 1 LLC, an Indiana limited liability company, formerly known as Freedom Logistics, LLC ("Freedom"); THUNDERBIRD LOGISTICS, LLC, an Indiana limited liability company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an
Indiana limited liability company ("Thunderbird Motor"); US 1 LOGISTICS, LLC, an Indiana limited liability company ("US 1 Logistics") and US 1 INDUSTRIES, INC., an Indiana corporation ("Industries"). (Gulf Line, Five Star, CAM, Unity, ERX, Friendly, Transport Leasing, Keystone Lines, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Carolina Logistics, Freedom, Thunderbird Logistics, Thunderbird Motor, US 1 Logistics, and Industries are hereinafter each referred to each as a "Borrower Entity", and collectively as the "Borrower"); and U.S. BANK, a national banking association ("Lender"). Capitalized terms not defined herein have the meanings ascribed to them in the Existing Loan Agreement, as that term is defined herein.

PRELIMINARY STATEMENT:

       All Borrower Entities have previously entered into an Amended and Restated Loan Agreement with Lender dated as of March 10, 2005, as amended by (i) that certain Amendment to Amended and Restated Loan Agreement dated as of May 5, 2005,
(ii) that certain Second Amendment to Amended and Restated
Loan Agreement dated as of September 30, 2005, (iii) that certain Third Amendment to Amended and Restated Loan Agreement dated July 12, 2007, and (iv) that certain Fourth Amendment to Amended and Restated Loan Agreement dated March 25, 2008 (the Amended and Restated Loan Agreement as so amended, the "Existing Loan Agreement," and, as amended by this Amendment, the "Loan Agreement").

       Lender has agreed to loan an additional $7,000,000 under the existing Revolving Line of Credit provided the following actions are taken and the following provisions are changed in the Existing Loan Agreement:

(i) Borrower pays a closing fee of $35,000,

(ii) This interest rate is changed to a LIBOR rate from a Prime
Rate,

(iii) Harold Antonson and Michael Kibler provide Limited Personal
Guaranties as provided hereunder,

(iv) Certain additional entities are added as a Borrower Entity under the Loan Agreement,

(v) The seller of membership interests of ARL Transport LLC, a Delaware limited liability company, ("ARL") to Borrower subordinates its right to any earn-outs or installment payments to the security interest of Lender.

       NOW, THEREFORE, it is hereby agreed as follows:

       1. Each Borrower Entity and Guarantor represent and warrant that no Event of Default or Incipient Default (as defined in the Loan Agreement) exists or will occur as a result of the execution of and performance under this Amendment and that each of their representations and warranties set forth in the Loan Instruments (as the definition of that term is amended by this Amendment) is true and correct as of the date hereof, except to the extent that any such representations or warranties speak exclusively to an earlier date.

       2. The definitions in Section 1.1 of the Existing Loan
Agreement are added or amended and restated in their entirety to read as follows:

       "Borrower" means Carolina National Transportation LLC., an Indiana limited liability company; Carolina National Logistics, Inc., an Indiana corporation, Gulf Line Transport LLC, an Indiana limited liability company; Five Star Transport, LLC, an Indiana limited liability company, Cam Transport, Inc., an Indiana corporation; Unity Logistic Services Inc., an Indiana limited liability company, ERX, Inc., an Indiana corporation; Friendly Transport, LLC., an Indiana limited liability company; Transport Leasing, Inc., an Arkansas corporation; Keystone Lines, a
California corporation; Harbor Bridge Intermodal, Inc., an
Indiana corporation; Patriot Logistics, Inc., an Indiana corporation; Liberty Transport, Inc., an Indiana corporation; Keystone Lines Corp., an Indiana corporation, TC Services, Inc., an Indiana corporation, Keystone Logistics, Inc., an Indiana corporation, Freedom 1 LLC, an Indiana limited liability company, Thunderbird Logistics, LLC, an Indiana limited liability company, Thunderbird Motor Express, LLC, an Indiana limited liability company, Blue & Grey Transport Company, Inc., an Indiana corporation, Freightmaster USA, LLC, an Indiana limited liability company, US 1 Corp., an Indiana corporation, Antler Transport,
LLC, an Indiana limited liability company, Bruin Express Intermodal LLC, an Indiana limited liability company, Risk Insurance Services of Indiana, LLC, an Indiana limited liability company, TC Administrative Services, Inc., a California corporation, ARL Transport LLC, a Delaware limited liability company; AFT Transport, LLC, a Delaware limited liability company; US1 Logistics, LLC, an Indiana limited liability company, US 1 Industries, Inc., an Indiana corporation, and such other entities or controlled by any of the foregoing which elect to be designated as a Borrower hereunder in writing on terms satisfactory to Lender, and to which Lender agrees in writing to extend credit hereunder and to designate as an additional Borrower.

       "Borrower Entity" means each of the entities which comprise
Borrower.

       "Collateral Assignment of Membership Interest Purchase
Agreement" means that certain Collateral Assignment of Membership
Interest Purchase Agreement executed by Industries in favor of Lender and consented to by ARL, Inc. and others.

       "Collateral and Pledge of Membership Interest" means that certain Collateral and Pledge of Membership Interest executed by Industries in favor of Lender and consented to by ARL, Inc. and Aficionado Transfer, Inc.

       "EBITDA" for any period, without duplication, the Net
Income of Borrower and Industries for such period:

(a) plus the sum of the following to the extent deducted in determining such Net Income for such period:

(i) losses from sales, exchanges, and other dispositions of Property not in the ordinary course of business;


(ii) interest paid or accrued on Indebtedness, including, without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

(iii) depreciation and amortization of assets during such period;

(iv) charges against net income for taxes; and

(v) minority shareholder interest expense.

(b) minus gains from sales, exchanges and other dispositions of Property or other extraordinary gains not in the ordinary course of business.

       "Industries"- US 1 Industries, Inc.
       "Loan Instruments":

(i)    Loan Agreement;

(ii)   Revolving Loan Note;

(iii)  Security Instruments;

(iv)   Closing Certificate;

(v)    Subordination Agreement;

(vi)   Personal Guaranties;

(vii)  Standby Letter of Credit;

(viii) Application and Agreement for Standby Letter of Credit;

(ix)   Continuing Reimbursement Agreement for Standby Letters of
Credit;

(x)    Collateral Assignment of Membership Interest Purchase
Agreement;

(xi)   Collateral and Pledge of Membership Interest;

(xii) Any swap or other hedging agreements entered into by any of Borrower and Lender or an affiliate of Lender; and

(xiii) Such other instruments and documents as Lender may reasonably require in connection with the transactions contemplated by this Loan Agreement;

       as the same may be amended and/or restated from time to time.

       "One Month LIBOR" means the one-month LIBOR rate quoted by Bank from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each New York Banking
Day, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate rounded up to the nearest one-sixteenth percent. The term "New York Banking Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York. Bank's internal records of applicable interest rates shall be determinative in the absence of manifest error

       "Permitted Subordinated Indebtedness" means the indebtedness of US 1 Industries, Inc. to ARL, Inc., which in no event shall be more than $2,000,000 which the holder of such indebtedness has agreed to subordinate to the senior rights of Lender, pursuant to a Subordination Agreement of even date between Lender and the holders of such indebtedness.

       "Revolving Loan Commitment":  $22,000,000

       "Revolving Loan Note" the promissory note executed by Borrower payable to the order of Lender in the amount of the Revolving Loan Commitment, dated as of April 18, 2000, and as amended and restated as of June 12, 2000, December 7, 2000, October 15, 2001, May 1, 2002,
August 1, 2002, March 21, 2003, October 1, 2003, July 12, 2007,
March 25, 2008, and December ____, 2008.

       "Unsubordinated Indebtedness": the sum of Borrower's Obligations and the Permitted Senior Indebtedness.











       3. Section 2.3.1 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:


If the ratio of 		The interest rate charged
Unsubordinated 			effective the first day
Indebtedness to 		of the next quarter shall
EBITDA is:			be equal to:


= 2.50 to 1			One Month LIBOR in effect from time to
				time, plus 4.35% per annum

= 2.00 to 1, 			One Month LIBOR in effect from time to
< 2.50 to 1			time, plus 3.85% per annum

< 2.00 to 1			One Month LIBOR in effect from time to
				time, plus 3.35% per annum


       4. Section 2.3.4 is hereby amended and restated in its entir1.ety to read as follows.

       "2.3.4   Increased Costs.

       If, after the Closing Date, either (i) any change in or in the interpretation of any law or regulation is introduced (other than changes in taxation of the net income of Lender), including, without limitation, with respect to reserve requirements applicable to Lender, (ii) any stamp or similar tax, levy or charges are imposed, assessed, levied or collected on or in respect of the credit extended pursuant to this agreement, solely as a result of the interest hereunder being determined by reference to the One-Month LIBOR Rate ("LIBOR Rate Taxes"); provided, however, that LIBOR Rate Taxes shall not include taxation of the net income of Lender; (iii) Lender complies with any future guideline or request from any central bank or other Government Body proposed or promulgated after the Closing Date; or (iv) Lender determines that the adoption of any applicable law, rule or regulation (other than changes in taxation of the net income of Lender) regarding capital adequacy or any change therein, or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof announced after the Closing Date has or would have the effect described below, or Lender complies with any request or direction regarding capital adequacy (whether or not having the force of law) of any such Governmental Body, central bank or comparable agency announced after the Closing Date and in case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on any of Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, and any of the foregoing events described in clauses (i), (ii), (iii) or (iv) increases the cost to Lender of (A) funding or maintaining the Revolving Loan or the Revolving Loan Commitment, or (B) issuing, causing the issuance of making or maintaining any Letter of Credit, or reduces the amount receivable in respect thereof by Lender, then Borrower shall upon demand by Lender at any time within 180 days after the date on which an officer of Lender responsible for overseeing this Loan Agreement knows or has reason to know of its right to additional compensation under this subsection 2.3.4, pay to Lender additional amounts sufficient to reimburse Lender against such increase in cost or reduction in amount receivable; provided, however, such entity shall only be entitled to additional compensation for any such costs incurred from and after the date that is thirty (30) days prior to the date Borrower receives such demand. A certificate as to the amount of such increased cost, and setting forth in reasonable detail the calculation thereof, shall be submitted to Borrower by Lender, and shall be conclusive absent manifest error. Lender will promptly notify Borrower of any event of which it has knowledge that would entitle Lender to additional compensation under this subsection 2.3.4. Lender shall not request any additional compensation under this subjection 2.3.4 unless it is generally making similar requests of other borrowers similarly situated, and Lender agrees to use a reasonable basis for calculating amounts allocable to the Revolving Loan Commitment."

       5. Section 7.20 is hereby amended and restated in its entirety to read as follows:

       "Fail to maintain a minimum debt service ratio for US 1 Industries, Inc. ("Industries") and its subsidiaries (on a consolidated basis) of 1.25:1 based on a rolling four (4) quarter average, to be calculated as follows:
(1) the sum of: (x) Net Income before (i) taxes, (ii) minority interest expense, (iii) depreciation and (iv) amortization expense, (v) other interest expense, and (vi) rent and lease expense, less (y) taxes paid, distributions made, and cash dividends paid divided by (2) the sum of: (i) current maturity of long term debt (including all payments with respect to the Permitted Subordinated Indebtedness, but only to the extent actually paid by Industries or any Borrowers), (ii) interest expense, and (iii) rent and lease expense. For the purposes of testing the minimum debt service ratio, "interest expense" in the denominator shall be defined as interest expense of Unsubordinated Indebtedness plus interest actually paid on Permitted Subordinated Indebtedness. For the purposes of testing the minimum debt service ratio, "rent and lease expense" shall mean all amounts payable to any landlords and lessors by any Borrower Entity for the use of any real or personal property."

       6. Each Borrower Entity, by execution of this Amendment, agrees and confirms that "Borrower's Obligations" for purposes of the Security Agreements it has entered into with Lender are Borrower's Obligations, as modified by this Amendment and the amended Revolving Loan Note executed simultaneously herewith. In the event that any Borrower Entity has not signed a Security Agreement, such Borrower Entity hereby pledges all of such Borrower Entity's goods, machinery, equipment, inventory, accounts and general tangibles and intellectual property to secure Borrowers' Obligations as modified by this Amendment and the amended Revolving Loan Note executed simultaneously herewith.

       7. Simultaneously with the execution hereof, Borrower shall deliver to Lender the following, duly executed by the parties thereto other than Lender:

(i) The Revolving Loan Note, dated as of December 12, 2008, in the form attached hereto as Exhibit A;

(ii) Personal Guaranties of Michael Kibler and Harold Antonson in the forms and attached hereto as Exhibits B-1 and B-2;

(iii) Certified Resolutions of the Board of Directors of each Borrower Entity and US1 Industries, Inc. authorizing the execution and delivery and performance of this Amendment and other documents referred to herein;

(iv) An opinion letter from Borrower's legal counsel in a form reasonably satisfactory to Lender's counsel regarding authorization, execution and delivery of this Amendment and the documents referenced herein;

(v) Copies of the Articles of Incorporation or Organization, as the case may be, of, and Certificates of Good Standing for, each Borrower Entity certified by the Secretary of State for the state in which such Borrower Entity is incorporated or organized; and

(vi) Security Agreements for Five Star, Friendly, Freedom, Gulf Line, Carolina National Logistics, Inc., an Indiana corporation ("Carolina Logistics"), Blue & Grey Transport Company, Inc., an Indiana corporation ("Blue & Grey"), Freightmaster USA, LLC. an Indiana limited liability company ("Freightmaster"), US 1 Corp., an Indiana corporation ("US 1 Corp"); Antler Transport, LLC, an Indiana limited liability company ("Antler"), Bruin Express Intermodal, LLC, an Indiana limited liability company ("Bruin"), Risk Insurance Services of Indiana, LLC, an Indiana limited liability company ("Risk"), TC Administrative Services, Inc., a California corporation ("TC"), and Industries in the forms attached hereto as Exhibits C-1, C-2, C-3, C-4, C-5, C-6, C-7, C-8, C-9,
C-10, C-11, C-12, C-13 signed by the respective Borrower Entity.

       Industries hereby designates each of the entities listed in paragraph
(vii) above as entities to be included as a Borrower Entity comprising, along with other entities, Borrower under the Loan Agreement.

       8. Notwithstanding the limitations set forth in Section 2.2 of the Loan Agreement, Lender hereby consents to the use of the proceeds of the Revolving Loan for the purpose of acquiring from ARL, Inc. ("Seller") 60% of the membership interests in ARL, consistent with the terms of the Membership Interest Purchase Agreement dated December 12, 2008, between Seller, Industries and others (the "Purchase Agreement"), and hereby grants its consent to such acquisition in accordance with the terms of Section 7.3 of the Loan Agreement, subject to the satisfaction of the following prior to or simultaneously with the Advance of the Revolving Loan for such purpose:

(a) Evidence satisfactory to Lender of (i) the acquisition of 60% of the membership interests in ARL on terms and conditions acceptable to the Lender, including copies of the fully-executed purchase agreement and closing documents provided for therein, (ii) the contributions of the assets of Seller and Aficionado Transport, Inc. to ARL and AFT Transport LLC ("AFT"), respectively, and (iii) the contribution of all of the membership interests in AFT to ARL.

(b) Delivery of Security Agreements in the forms attached hereto as Exhibits D-1 and D-2 executed by ARL and AFT;

(c) Execution and delivery of the Revolving Loan Note by ARL and AFT;

(d) Delivery of evidence including certified copies of board of directors' resolutions showing authorization by ARL and AFT of the execution and delivery of the Revolving Loan Note, and of the Security Agreements to be executed by those said entities and Lender; and the pledge of collateral provided for therein;

(e) Payoff letters from Marquette Transportation Finance, Inc. ("Marquette") and Enterprise Bank ("Enterprise") in forms satisfactory to Lender;


(f) Execution and delivery of an Assumption Agreement by ARL, AFT, Five Star, Friendly, Freedom, Gulf Line, Carolina Logistics, Blue & Grey, Freightmaster, US1 Corp., Antler, Bruin, Risk, TC, and Industries in the form attached hereto as Exhibit E;

(g) Execution and delivery of a Collateral Assignment of the Purchase Agreement signed by Industries and Seller in the form attached hereto Exhibit F;

(h) Delivery of a Subordination Agreement signed by Seller in the form attached hereto as Exhibit G;

(i) Delivery of a Collateral Assignment and Pledge of Membership Interest in the form attached hereto as Exhibit H.

(j) Copies of Articles of Organization for ARL and AFT certified by the State of Delaware dated as of a date no earlier than December 1, 2008;

(k) Good Standing Certificates from the State of Delaware for ARL and AFT dated as of a date not earlier than December 1, 2008;

(l) An opinion letter from counsel for the owners of ARL and AFT in form and substance satisfactory to the Lender covering such matters as Lender may reasonably request regarding the contribution of assets to ARL and AFT and the contribution of the membership interests in AFT and ARL, and the Industries' purchase of the aforesaid membership interests;

(m) Satisfaction of all other conditions to Advances of the Revolving Loan as provided in Section 2.1.4 of the Loan Agreement; and

(n) The amount of such Advance shall not exceed the amount required to pay off old debt for borrowed money of ALR, Inc. and Aficionado Transport, Inc., plus the cash portion of the purchase price payable at closing under the Purchase Agreement and may be made directly to Marquette and Enterprise, and Seller. Such payment shall constitute an Advance (as defined in the Loan Agreement) of the Revolving Loan (as defined in the Loan Agreement). Industries hereby directs that such Advance be made by such direct payment to Marquette, Enterprise and Seller.

   Industries hereby designates ARL, AFT, Five Star, Friendly, Freedom, Gulf Line, Carolina Logistics, Blue & Grey, Freightmaster, US 1 Corp, Antler, Bruin, Risk, TC and Industries as entities to be included as Borrower Entities comprising Borrower under the Loan Agreement.

       9. The parties hereto agree that by execution of the Assumption Agreement (attached hereto as Exhibit F), ARL and AFT shall be deemed and shall be made parties to the Loan Agreement as amended hereby and shall each be an additional Borrower Entity (as that term is defined herein) and included within Borrower (as that term is defined in the Loan Agreement).

       10. Except as expressly amended hereby, the terms and conditions of the Loan Agreement as originally set forth therein shall remain in full force and effect.

       11. All references to the "Loan Agreement" and other terms defined in the Existing Loan Agreement shall be deemed to take account of the Existing Loan Agreement, as amended by this Amendment.

       12. Borrower shall reimburse Lender for all of Lender's out-of-pocket costs related to the transaction contemplated herein, including, without limitation, public record searches ordered by Lender or its counsel both prior and subsequent to the closing of the transactions contemplated herein, as well as legal fees incurred by Lender in connection with the preparation of documents, due diligence review or closing regarding the transaction contemplated herein, or the enforcement of the terms hereof or of any of the Loan Instruments. Borrower shall also pay a $35,000 loan closing fee to Lender at the time of the funding of the loan contemplated herein.

       13. From time to time, Borrowers shall execute and deliver to Lender such additional documents as Lender reasonably may require to carry out the purposes of this Amendment and the Loan Instruments and to protect Lender's rights hereunder and thereunder, and shall not take any action inconsistent with the purposes of the Loan Instruments.

       14. Except as expressly amended hereby, the terms and conditions of the Existing Loan Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the undersigned Borrowers and Lender have signed this Amendment to Amended and Restated Loan Agreement as of the date first above written.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]









































CAROLINA NATIONAL LOGISTICS, INC.
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

GULF LINE TRANSPORT LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

FIVE STAR TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

CAM TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ERX, INC., an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

FRIENDLY TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

TRANSPORT LEASING, INC.,
an Arkansas corporation

By: _____________________________

Name: ___________________________

Title: __________________________

HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LINES,
a California corporation

By: _____________________________

Name: ___________________________

Title: __________________________

PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LINES CORP.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

TC SERVICES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

CAROLINA NATIONAL TRANSPORTATION LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

FREEDOM 1, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

THUNDERBIRD LOGISTICS, LLC.,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

THUNDERBIRD MOTOR EXPRESS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 LOGISTICS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 INDUSTRIES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

U.S. BANK
a national banking association

By: _____________________________
Name: Craig B. Collinson
Title: Senior Vice President














































                                EXHIBIT A

                          REVOLVING LOAN NOTE

$22,000,000.00	                               Dated as of April 18, 2000
Chicago, Illinois 	         Amended and Restated as of June 12, 2000
	              Further Amended and Restated as of December 7, 2000 Further Amended and Restated as of October 15, 2001
                           Further Amended and Restated as of May 1, 2002
                        Further Amended and Restated as of August 1, 2002
                        Further Amended and Restated as of March 21, 2003
                       Further Amended and Restated as of October 1, 2003
                         Further Amended and Restated as of July 12, 2007
                        Further Amended and Restated as of March 25, 2008
                    Further Amended and Restated as of December ___, 2008

       FOR VALUE RECEIVED, the undersigned, GULF LINE TRANSPORT LLC, an Indiana limited liability company, formerly known as Gulf Line Transport, Inc. ("Gulf Line"); FIVE STAR TRANSPORT, LLC, an Indiana limited liability company, formerly known as Five Star Transport, Inc. ("Five Star"); CAM TRANSPORT, INC., an Indiana corporation ("Cam"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an Indiana corporation ("ERX"); FRIENDLY TRANSPORT, LLC, an Indiana limited liability company, formerly known as Friendly Transport, Inc. ("Friendly"); TRANSPORT LEASING, INC., an Arkansas corporation ("Transport Leasing"); TRANSPORT LOGISTICS, LLC, an Arkansas limited liability company ("Transport Logistics"); HARBOR BRIDGE INTERMODAL, INC. ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation ("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); KEYSTONE LINES CORP., an Indiana corporation, formerly known as Keystone Lines Corporation ("Keystone"); TC SERVICES, INC., an Indiana corporation ("TC Services"); KEYSTONE LOGISTICS, INC., an Indiana corporation ("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana limited liability company ("Carolina National"); CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation ("Carolina Logistics"), KEYSTONE LINES, a California corporation ("Keystone Lines") FREEDOM 1 LLC, an Indiana limited liability company, formerly known as Freedom Logistics, LLC ("Freedom"); THUNDERBIRD LOGISTICS, LLC, an Indiana limited liability company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an Indiana limited liability company ("Thunderbird Motor"); US 1 LOGISTICS, LLC, an Indiana limited liability company ("US 1 Logistics"; BLUE & GREY TRANSPORT COMPANY, INC., an Indiana corporation ("Blue & Grey"); FREIGHTMASTER USA, LLC, an Indiana limited liability company ("Freightmaster"); US 1 CORP., an Indiana corporation ("US 1 Corp");
ANTLER TRANSPORT, LLC, an Indiana limited liability company ("Antler"); BRUIN EXPRESS INTERMODAL, LLC, an Indiana limited liability company ("Bruin"); RISK INSURANCE SERVICES OF INDIANA, LLC, an Indiana limited liability company ("Risk"); TC ADMINISTRATIVE SERVICES, INC., a
California corporation ("TC"); ARL TRANSPORT LLC, a Delaware limited liability company ("ARL"); and AFT TRANSPORT, LLC, a Delaware limited liability company ("AFT"); US 1 INDUSTRIES, INC. ("Industries");
(Gulf Line, Five Star, Cam, Unity, ERX, Friendly, Transport Leasing, Transport Logistics, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Keystone Lines, Freedom,
Thunderbird Logistics, Thunderbird Motor, US 1 Logistics, Blue & Grey, Freightmaster, US1 Corp., Antler, Bruin, Risk, TC, ARL, AFT and
Industries are hereinafter collectively referred to as "Maker"), hereby promise, jointly and severally, to pay to the order of U.S. BANK, a national banking association, formerly known as FIRSTAR BANK N.A. ("Lender"), the principal sum of TWENTY TWO MILLION AND NO/100ths
DOLLARS ($22,000,000.00), or, if less, the aggregate unpaid amount of the Revolving Loan made by Lender pursuant to and in accordance with the applicable provisions of that certain Amended and Restated Loan Agreement dated March 10, 2005, and amended as of May 5, 2005, September 30, 2005, July 12, 2007, March 25, 2008, and as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement") between Maker, and Lender, at the office of Lender at 209 S. LaSalle St., Suite 410, Chicago, Illinois 60604, or at such other place as the holder hereof may appoint, plus interest thereon as set forth below.

       This Revolving Loan Note is delivered by Maker to Lender pursuant to and in accordance with the applicable provisions of the Loan Agreement. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

       The Principal Balance of this Revolving Loan Note shall be due and payable in full on the Revolving Loan Maturity Date and shall bear interest at the per annum rate of interest set forth in subsection 2.3.1 of the Loan Agreement.

       Accrued and unpaid interest on, and the Principal Balance of, this Revolving Loan Note shall be paid in the manner set forth in Section 2.4 of the Loan Agreement.

       Interest shall be: (i) computed on the basis of a year consisting of 360 days and (ii) charged for the actual number of days during the period for which interest is being charged.

       During a Default Rate Period, the Principal Balance of this Revolving Loan Note shall bear interest at the Default Rate, which interest at such Default Rate shall be paid by Maker to Lender immediately upon demand.

       Subject to the provisions of Section 8.2 of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the Principal Balance of this Revolving Loan Note, and all accrued and unpaid interest thereon, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance between Maker and Lender.

       This Revolving Loan Note may be prepaid, in whole or in part, without penalty and in accordance with the terms and conditions of the Loan Agreement applicable thereto.

       All funds received by Lender during the existence of an Event of Default shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       All payments to be made by Maker pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan Agreement. Payment shall not be deemed to have been received by Lender until Lender is in receipt of Good Funds.

       Notwithstanding any provision to the contrary contained herein or in any other Loan Instrument, Lender shall not collect a rate of interest on any obligation or liability due and owing by Maker in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest").
If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Revolving Loan Note or any other Loan Instrument, then in such event (i) Maker shall not be obligated to pay such Excess Interest, (ii) any Excess Interest collected by Lender shall be, (A) if any Event of Default exists and is continuing, applied to the Principal Balance or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) if no Event of Default exists and is continuing, refunded to the payor thereof, (iii) the interest rates provided for herein (collectively the "Stated Rate") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "Maximum Rate") and this Revolving Loan Note and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) Maker shall not have any action against Lender for any damages arising out of the payment or collection of such Excess Interest; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Rate, Maker shall, to the extent permitted by law, continue to pay interest at the Maximum Rate until such time as the total interest received by Lender is equal to the total interest which Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Rate, in which event the provisions contained in this paragraph again shall apply.

       If any suit or action is instituted or attorneys are employed to collect this Revolving Loan Note or any part thereof, Maker promises and agrees, jointly and severally, to pay all costs of collection, including all court costs and reasonable attorneys' fees.

       Maker hereby waives presentment for payment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Revolving Loan Note, and expressly agrees that this Revolving Loan Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Maker hereunder or any guarantor hereof.

       This Revolving Loan Note shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to the conflict of laws principles thereof. All funds disbursed to or for the benefit of Maker will be deemed to have been disbursed in Chicago, Illinois.
       Maker hereby agrees that all actions or proceedings initiated by any Maker and arising directly or indirectly out of this Revolving Loan Note shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Maker hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be made by registered or certified mail addressed to Maker at the address to which notices are to be sent pursuant to Section 10.1 of the Loan Agreement. Maker waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois, Eastern Division, is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should any Maker, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Maker shall be deemed in default and an order and/or judgment may be entered by the court against Maker as demanded or prayed for in such summons, complaint, process or papers.
The exclusive choice of forum for Maker set forth in this paragraph shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Maker hereby waives the right to collaterally attack any such judgment or action.
       Maker acknowledges and agrees that any controversy which may arise under this Revolving Loan Note would be based upon difficult and complex issues and, therefore, Maker agrees that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       This Revolving Loan Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

       This Revolving Loan Note shall be binding upon Maker and upon Maker's successors and assigns, and shall inure to the benefit of the successors and permitted assigns of Lender. If more than one party shall sign this Revolving Loan Note as Maker, their obligations hereunder as Maker shall be joint and several.

       In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any Governmental Body, this Revolving Loan
Note shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       Time for the performance of Maker's obligations under this Revolving Loan Note is of the essence.

       This Revolving Loan Note is entitled to the benefit of certain collateral security, all as more fully set forth in the Loan Agreement.

       This Revolving Loan Note amends and restates in its entirety, and supercedes a Revolving Loan Note, dated March 25, 2008, which amended and restated a Revolving Loan Note, dated July 12, 2007, in the principal face amount of $15,000,000, which amended and restated Revolving Loan Note, dated October 1, 2003, which amended and restated a Revolving Loan Note, dated
March 21, 2003, in the principal face amount of $10,000,000, which amended and restated a Revolving Loan Note, dated August 1, 2002, in the principal face amount of $8,500,000, which amended and restated a Revolving Loan Note, dated May 1, 2002, in the principal face amount of $7,000,000, which amended and restated a Revolving Loan Note, dated October 15, 2001, in the principal face amount of $7,000,000, which amended and restated a Revolving Loan Note, dated December 7, 2000, in the principal face amount of $5,500,000, which amended and restated a Revolving Loan Note dated June 12, 2000, in the principal face amount of $3,500,000, which amended and restated a Revolving Loan Note, dated April 18, 2000, in the principal face amount of $2,000,000, made by Maker and payable to Lender.

       This Revolving Loan Note may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed an original, but all such counterparts together shall together constitute one and the same agreement.
       The remainder of this page left blank intentionally.

IN WITNESS WHEREOF, this Revolving Loan Note has been executed and delivered by Maker by its duly authorized officer on the date first set forth above.

GULF LINE TRANSPORT LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

FIVE STAR TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

CAM TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ERX, INC., an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

FRIENDLY TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________




TRANSPORT LEASING, INC.,
an Arkansas corporation

By: _____________________________

Name: ___________________________

Title: __________________________

HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LINES CORPORATION,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

TC SERVICES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

CAROLINA NATIONAL TRANSPORTATION LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LINES,
a California corporation

By: _____________________________

Name: ___________________________

Title: __________________________

FREEDOM 1, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

THUNDERBIRD LOGISTICS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

THUNDERBIRD MOTOR EXPRESS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 LOGISTICS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

CAROLINA NATIONAL LOGISTICS, INC.
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ARL TRANSPORT LLC,
a Delaware limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

AFT TRANSPORT LLC,
a Delaware limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

BLUE & GREY TRANSPORT COMPANY, INC.
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

FREIGHTMASTER USA, LLC
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 CORP.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ANTLER TRANSPORT, LLC
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

BRUIN EXPRESS INTERMODAL, LLC
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________


RISK INSURANCE SERVICES OF INDIANA, LLC
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________


TC ADMINISTRATIVE SERVICES, INC.
a California corporation

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 INDUSTRIES, INC.

By: _____________________________

Name: ___________________________

Title: __________________________


Date: December ____, 2008






















                            EXHIBIT B-1

                     LIMITED PERSONAL GUARANTY

       The undersigned, Harold Antonson ("Guarantor"), does hereby absolutely and unconditionally, subject to the limitation as to amount set forth below, guarantee to U.S. Bank, a national banking association ("Lender"), (i) prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of that certain Revolving Loan Note, originally dated
April 18, 2000, and subsequently amended and restated from time to time and further amended and restated as of December ____, 2008, in the principal amount of $22,000,000, all executed by Carolina
National Transportation LLC, an Indiana limited liability company ("Carolina National"), Carolina National Logistics, Inc., an Indiana corporation ("Carolina Logistics"), Keystone Lines Corp., an Indiana corporation ("Keystone"), Gulf Line Transport LLC, an Indiana limited liability company ("Gulf Line"), Five Star Transport, LLC, an Indiana limited liability company ("Five Star"), CAM Transport, Inc., an
Indiana corporation, Unity Logistic Services Inc., an Indiana corporation ("Unity"), ERX, Inc., an Indiana corporation ("ERX"), Friendly Transport, LLC, an Indiana limited liability company ("Friendly"), Keystone Lines, a California corporation ("Keystone Lines"), Harbor Bridge Intermodal, Inc., an Indiana corporation ("Harbor"), Patriot Logistics, Inc., an Indiana corporation
("Patriot"), Liberty Transport, Inc., an Indiana corporation ("Liberty"), TC Services, Inc., an Indiana corporation "TC
Services"), Keystone Logistics, Inc., an Indiana corporation
("Keystone Logistics"), Freedom 1, LLC, an Indiana limited liability company, ("Freedom"), Thunderbird Logistics, LLC, an Indiana limited liability company ("Thunderbird Logistics"), Thunderbird Motor
Express, LLC, an Indiana limited liability company ("Thunderbird Motor"), US 1 Logistics, an Indiana limited liability company ("US 1"), Blue & Grey Transport Company, Inc., an Indiana corporation ("Blue & Grey"), Freightmaster USA, LLC, an Indiana limited liability company ("Freightmaster"), US 1 Corp., an Indiana corporation ("US 1 Corp"); Antler Transport, LLC, an Indiana limited liability company ("Antler"), Bruin Express Intermodal, LLC, an Indiana limited liability company ("Bruin"), Risk Insurance Services of Indiana, LLC, an Indiana limited liability company ("Risk"), TC Administrative Services, Inc., a California corporation ("TC"), ARL Transport, LLC, a Delaware limited liability company ("ARL"), AFT Transport, LLC, a Delaware limited liability company ("AFT"), Transport Leasing, Inc., an Arkansas corporation ("Transport Leasing"), US 1 Logistics, LLC, an Indiana limited liability company ("US 1 Logistics"), and US 1 Industries,
Inc., an Indiana corporation ("Industries") (Carolina National,
Carolina Logistics, Keystone, Gulf Line, Five Star, Unity, ERX, Friendly, Transport Leasing, US 1 Logistics, Harbor, Patriot, Liberty, TC Services, Keystone Logistics, Freedom, Thunderbird Logistics, Thunderbird Motor, US 1, Blue & Grey, Freightmaster, US 1 Corp., Antler, Bruin, Risk, TC, ARL, AFT and Industries are hereinafter collectively referred to as "Borrowers") (including all renewals, extensions and modifications thereof and all court costs, expert witness fees and reasonable attorneys' fees incurred by Lender in connection with the collection or enforcement thereof) (the Revolving Loan Note hereinafter referred to as the "Note") and (ii) prompt performance and payment of all of Borrowers' Obligations (as defined in that certain Amended and Restated Loan Agreement dated March 10, 2005, as amended as of May 5, 2005, further amended as of September 30, 2005, further amended as of July 12, 2007, and further amended as on March 25, 2008, and further amended as of the date hereof between Borrowers, Lender and US 1 Industries, Inc. (the "Loan Agreement")) (any and all indebtedness represented or evidenced by or arising with respect to the Note in favor of Lender and Borrower's Obligations hereinafter sometimes collectively referred to as the "Guaranteed Debt").

       The undersigned waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Debt or any part thereof. The undersigned further waives presentment, protest, notice, demand or action on delinquency and any other formalities required to charge the undersigned with liability hereunder, in respect of the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof. It is the intent hereof that Guarantor remain liable as a principal until all of the Guaranteed Debt is paid in full notwithstanding any act or thing that might otherwise operate as a legal or equitable discharge of a surety.

       In the event of default under the Notes or the Loan Agreement, Guarantor agrees to pay on demand by Lender all sums then or thereafter due under the Notes and Loan Agreement regardless of any defense, right of setoff or claims which any Borrowers or Guarantor might have against Lender.

       This is a guaranty of payment and performance, not collection.
It is expressly understood and agreed that the liability of the undersigned Guarantor hereunder for the Guaranteed Debt shall be limited to the sum of (i) the principal sum of $1,500,000 and (ii) all interest, fees, charges, costs and attorneys' fees applicable thereto which may accrue or be incurred after demand for payment of such principal sum.
It is further expressly understood and agreed that separate recovery may be had by Lender for such sum regardless of whether action is taken or suit is brought by Lender against any other person liable for the Guaranteed Debt and regardless of whether any action is taken by Lender to enforce its rights against any collateral for the Guaranteed Debt.

       In any right of action which shall accrue to Lender by reason of this Guaranty, Lender may, at its sole election, proceed against Guarantor with or without (a) joining any of Borrowers or the Corporate Guarantor, US 1 Industries, Inc., in such action or (b) commencing any action against, or obtain any judgment against any of Borrowers.

       Guarantor shall annually at Lender's request provide Lender with a personal financial statement.

       The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following, whether occurring before or after receipt by Lender of notice of termination of this Guaranty: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Debt or any part thereof; (e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; or (f) the application of payments received from any source to the permitted payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though Lender might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty, all whether or not the undersigned shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (f) of this paragraph. It is agreed that the undersigned's liability hereunder is joint and several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the undersigned's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations.

       The undersigned further agrees that if at any time all or any part of any payment heretofore applied by Lender to the Guaranteed Debt hereby is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of any Guarantor), such indebtedness shall for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated as the case may be, as to such guaranteed indebtedness, all as though such application by Lender had not been made.

       Until the Guaranteed Debt is paid in full (i) the undersigned waives any benefit of the collateral, if any, which may from time to time secure the Guaranteed Debt or any part thereof and (ii) the undersigned authorizes Lender to take any action or exercise any remedy with respect thereto, which Lender in its sole discretion shall determine, without notice to the undersigned.
In the event Lender in its sole discretion elects to give notice of any action with respect to the collateral, if any, securing the Guaranteed Debt or any part thereof, ten (10) days' written notice shall be deemed reasonable notice of any matters contained in such notice. The payment by the undersigned of any amount pursuant to this Limited Guaranty shall not entitle the undersigned to any right, title or interest, whether by way of subrogation or otherwise, in and to any of the Obligations, including, but not limited to, any indebtedness evidenced by the Notes, or any collateral therefor. The undersigned does hereby release Borrowers from any and all obligations of indemnification, contribution, subrogation and exoneration which may arise or come into existence as a result of the undersigned's assumption or performance of its obligations in this Limited Guaranty on behalf of Borrowers in favor of Lender or its successors and assigns.

       The undersigned shall pay all costs, fees and expenses (including court costs, expert witness fees and reasonable attorneys' fees) incurred by Lender in collecting or enforcing the undersigned's obligations under this Guaranty.

       Any notice, demand or request which may be permitted, required or desired to be given in connection therewith shall be given in writing and directed to Lender and Guarantor as follows:

	Lender:	US Bank,
		209 S. LaSalle Street
		Suite 410
		Chicago, IL 60604
		Fax:  (312) 325-8750

	With a copy to
	its attorneys:	John A. Washburn
		Gould & Ratner LLP
		222 N. LaSalle Street
		Suite 800
		Chicago, IL 60601
		Fax:  (312) 236-3241


	Guarantor:	Harold Antonson
		336 W. US Highway 30
		Valparaiso, Indiana  46385
		Fax:  (219) 476-1327


	With a copy to	W. Brinkley Dickerson, Jr.
	his attorneys:	Troutman Sanders, L.L.P.
		600 Peachtree Street
		Atlanta, Georgia  30342
		Fax:  (404) 885-3827

       Notices shall be deemed properly delivered and received when and if
(i) personally delivered; (ii) delivered by Federal Express or other overnight courier; or (iii) delivered by facsimile provided a hard copy of any such notice delivered by facsimile is delivered to the addressee within one business day thereafter by either of the methods listed in (i) or (ii) above.

       This Guaranty shall (i) bind the undersigned and their successors and assigns, (ii) inure to the benefit of Lender, its successors and assigns and
(iii) be governed by the internal laws of the State of Illinois.

Chicago, Illinois





_________________________
Harold Antonson


Date: December ____, 2008















                                EXHIBIT B-2

                        LIMITED PERSONAL GUARANTY


       The undersigned, Harold Antonson ("Guarantor"), does hereby absolutely and unconditionally, subject to the limitation as to amount set forth below, guarantee to U.S. Bank, a national banking association ("Lender"), (i) prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of that certain Revolving Loan Note, originally dated
April 18, 2000, and subsequently amended and restated from time to time and further amended and restated as of December ____, 2008, in the principal amount of $22,000,000, all executed by Carolina
National Transportation LLC, an Indiana limited liability company ("Carolina National"), Carolina National Logistics, Inc., an Indiana corporation ("Carolina Logistics"), Keystone Lines Corp., an Indiana corporation ("Keystone"), Gulf Line Transport LLC, an Indiana limited liability company ("Gulf Line"), Five Star Transport, LLC, an Indiana limited liability company ("Five Star"), CAM Transport, Inc., an
Indiana corporation, Unity Logistic Services Inc., an Indiana corporation ("Unity"), ERX, Inc., an Indiana corporation ("ERX"), Friendly Transport, LLC, an Indiana limited liability company ("Friendly"), Keystone Lines, a California corporation ("Keystone Lines"), Harbor Bridge Intermodal, Inc., an Indiana corporation ("Harbor"), Patriot Logistics, Inc., an Indiana corporation
("Patriot"), Liberty Transport, Inc., an Indiana corporation ("Liberty"), TC Services, Inc., an Indiana corporation ("TC
Services"), Keystone Logistics, Inc., an Indiana corporation
("Keystone Logistics"), Freedom 1, LLC, an Indiana limited liability company, ("Freedom"), Thunderbird Logistics, LLC, an Indiana limited liability company ("Thunderbird Logistics"), Thunderbird Motor
Express, LLC, an Indiana limited liability company ("Thunderbird Motor"), US 1 Logistics, an Indiana limited liability company ("US 1"), Blue & Grey Transport Company, Inc., an Indiana corporation ("Blue & Grey"), Freightmaster USA, LLC, an Indiana limited liability company ("Freightmaster"), US 1 Corp., an Indiana corporation ("US 1 Corp"); Antler Transport, LLC, an Indiana limited liability company ("Antler"), Bruin Express Intermodal, LLC, an Indiana limited liability company ("Bruin"), Risk Insurance Services of Indiana, LLC, an Indiana limited liability company ("Risk"), TC Administrative Services, Inc., a California corporation ("TC"), ARL Transport, LLC, a Delaware limited liability company ("ARL"), AFT Transport, LLC, a Delaware limited liability company ("AFT"), Transport Leasing, Inc., an Arkansas corporation ("Transport Leasing"), US 1 Logistics, LLC, an Indiana limited liability company ("US 1 Logistics"), and US 1 Industries,
Inc., an Indiana corporation ("Industries") (Carolina National,
Carolina Logistics, Keystone, Gulf Line, Five Star, Unity, ERX, Friendly, Transport Leasing, US 1 Logistics, Harbor, Patriot, Liberty, TC Services, Keystone Logistics, Freedom, Thunderbird Logistics, Thunderbird Motor, US 1, Blue & Grey, Freightmaster, US 1 Corp., Antler, Bruin, Risk, TC, ARL, AFT and Industries are hereinafter collectively referred to as "Borrowers") (including all renewals, extensions and modifications thereof and all court costs, expert witness fees and reasonable attorneys' fees incurred by Lender in connection with the collection or enforcement thereof) (the Revolving Loan Note hereinafter referred to as the "Note") and (ii) prompt performance and payment of all of Borrowers' Obligations (as defined in that certain Amended and Restated Loan Agreement dated March 10, 2005, as amended as of May 5, 2005, further amended as of September 30, 2005, further amended as of July 12, 2007, and further amended as on March 25, 2008, and further amended as of the date hereof between Borrowers, Lender and US 1 Industries, Inc. (the "Loan Agreement")) (any and all indebtedness represented or evidenced by or arising with respect to the Note in favor of Lender and Borrower's Obligations hereinafter sometimes collectively referred to as the "Guaranteed Debt").

       The undersigned waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Debt or any part thereof. The undersigned further waives presentment, protest, notice, demand or action on delinquency and any other formalities required to charge the undersigned with liability hereunder, in respect of the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof. It is the intent hereof that Guarantor remain liable as a principal until all of the Guaranteed Debt is paid in full notwithstanding any act or thing that might otherwise operate as a legal or equitable discharge of a surety.

       In the event of default under the Notes or the Loan Agreement, Guarantor agrees to pay on demand by Lender all sums then or thereafter due under the Notes and Loan Agreement regardless of any defense, right of setoff or claims which any Borrowers or Guarantor might have against Lender.

       This is a guaranty of payment and performance, not collection.
It is expressly understood and agreed that the liability of the undersigned Guarantor hereunder for the Guaranteed Debt shall be limited to the sum of (i) the principal sum of $1,500,000 and (ii) all interest, fees, charges, costs and attorneys' fees applicable thereto which may accrue or be incurred after demand for payment of such principal sum.
It is further expressly understood and agreed that separate recovery may be had by Lender for such sum regardless of whether action is taken or suit is brought by Lender against any other person liable for the Guaranteed Debt and regardless of whether any action is taken by Lender to enforce its rights against any collateral for the Guaranteed Debt.

       In any right of action which shall accrue to Lender by reason of this Guaranty, Lender may, at its sole election, proceed against Guarantor with or without (a) joining any of Borrowers or the Corporate Guarantor, US 1 Industries, Inc., in such action or (b) commencing any action against, or obtain any judgment against any of Borrowers.

       Guarantor shall annually at Lender's request provide Lender with a personal financial statement.

       The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following, whether occurring before or after receipt by Lender of notice of termination of this Guaranty: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Debt or any part thereof; (e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; or (f) the application of payments received from any source to the permitted payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though Lender might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty, all whether or not the undersigned shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (f) of this paragraph. It is agreed that the undersigned's liability hereunder is joint and several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the undersigned's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations.

       The undersigned further agrees that if at any time all or any part of any payment heretofore applied by Lender to the Guaranteed Debt hereby is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of any Guarantor), such indebtedness shall for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated as the case may be, as to such guaranteed indebtedness, all as though such application by Lender had not been made.

       Until the Guaranteed Debt is paid in full (i) the undersigned waives any benefit of the collateral, if any, which may from time to time secure the Guaranteed Debt or any part thereof and (ii) the undersigned authorizes Lender to take any action or exercise any remedy with respect thereto, which Lender in its sole discretion shall determine, without notice to the undersigned.
In the event Lender in its sole discretion elects to give notice of any action with respect to the collateral, if any, securing the Guaranteed Debt or any part thereof, ten (10) days' written notice shall be deemed reasonable notice of any matters contained in such notice. The payment by the undersigned of any amount pursuant to this Limited Guaranty shall not entitle the undersigned to any right, title or interest, whether by way of subrogation or otherwise, in and to any of the Obligations, including, but not limited to, any indebtedness evidenced by the Notes, or any collateral therefor. The undersigned does hereby release Borrowers from any and all obligations of indemnification, contribution, subrogation and exoneration which may arise or come into existence as a result of the undersigned's assumption or performance of its obligations in this Limited Guaranty on behalf of Borrowers in favor of Lender or its successors and assigns.

       The undersigned shall pay all costs, fees and expenses (including court costs, expert witness fees and reasonable attorneys' fees) incurred by Lender in collecting or enforcing the undersigned's obligations under this Guaranty.

       Any notice, demand or request which may be permitted, required or desired to be given in connection therewith shall be given in writing and directed to Lender and Guarantor as follows:

	Lender:	US Bank,
		209 S. LaSalle Street
		Suite 410
		Chicago, IL 60604
		Fax:  (312) 325-8750


	With a copy to
	its attorneys:	John A. Washburn
		Gould & Ratner LLP
		222 N. LaSalle Street
		Suite 800
		Chicago, IL 60601
		Fax:  (312) 236-3241


	Guarantor:	Michael Kibler
		336 W. US Highway 30
		Valparaiso, IN 46385
		Fax:  (219) 476-1327


	With a copy to	W. Brinkley Dickerson, Jr.
	his attorneys:	Troutman Sanders, L.L.P.
		600 Peachtree Street
		Atlanta, Georgia  30342
		Fax:  (404) 885-3827

        Notices shall be deemed properly delivered and received when and if
(i) personally delivered; (ii) delivered by Federal Express or other overnight courier; or (iii) delivered by facsimile provided a hard copy of any such notice delivered by facsimile is delivered to the addressee within one business day thereafter by either of the methods listed in (i) or (ii) above.

       This Guaranty shall (i) bind the undersigned and their successors and assigns, (ii) inure to the benefit of Lender, its successors and assigns and
(iii) be governed by the internal laws of the State of Illinois.


Chicago, Illinois





_________________________
Michael Kibler














                          EXHIBIT C-1

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between FIVE STAR TRANSPORT, LLC, a Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:


      A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.




       [remainder of this page intentionally left blank]


















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			FIVE STAR TRANSPORT, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: __________________________




Address:			US BANK , a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385




Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































                              EXHIBIT C-2


SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between FRIENDLY TRANSPORT, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.



       [remainder of this page intentionally left blank]


















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.


Address:			FRIENDLY TRANSPORT, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President




































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT B

       1.	Citicorp Vendor Finance, Inc. ("Citicorp") has a lien,
filed August 10, 2006, on phone equipment being leased by ARL pursuant to Equipment Lease No. 200216192, by and among ARL, Patriarch Capital Finance, LLC (as co-lessee), and Citicorp.

       2.	Van Dyk Business Systems has liens, filed on June 22,
2005 and March 13, 2007, with respect to various Sharp copiers and facsimiles pursuant to equipment lease agreements between Van By
Business Systems and ARL.

       3.	Firstar Bank, N.A. has a lien, filed on August 20,
2000 (continued December 21, 2004), on all accounts, contract rights, general intangibles, inventory, equipment, documents, instruments, chattel paper, money and deposit accounts, and products and proceeds.

       4.	U.S. Bank National Association has a lien, filed on
October 18, 2004 on goods, machinery, equipment and inventory, accounts, general intangibles, operating agreement, patent collateral, trademark collateral, books, records and proceeds.







































EXHIBIT C-3

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between FREEDOM 1, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


    [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			FREEDOM 1, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:		        US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President






































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385



Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385

































EXHIBIT C-4

SECURITY AGREEMENT


       This SECURITY AGREEMENT, dated as of December ____, 2008, is between GULF LINE TRANSPORT LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


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IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			GULF LINE TRANSPORT, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: __________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President




































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-5

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


     [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			CAROLINA NATIONAL LOGISTICS, INC.,
336 W. US Highway 30		an Indiana corporation
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: __________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President




































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385



































EXHIBIT C-6

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between BLUE & GREY TRANSPORT COMPANY, INC., an Indiana corporation ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

      A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


       [remainder of this page intentionally left blank]
















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.rth above.

Address:			BLUE & GREY TRANSPORT COMPANY, INC.,
336 W. US Highway 30		an Indiana corporation
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President




































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-7

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between FREIGHTMASTER USA, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

      A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


       [remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			FREIGHTMASTER USA, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385



































EXHIBIT C-8

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between US 1 CORP., an Indiana corporation ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

      A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


     [remainder of this page intentionally left blank]





















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			US 1 CORP.,
336 W. US Highway 30		an Indiana corporation
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-9

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between ANTLER TRANSPORT, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


      [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			ANTLER TRANSPORT, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-10

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between BRUIN EXPRESS INTERMODAL, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


      [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			BRUIN EXPRESS INTERMODAL, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-11

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between RISK INSURANCE SERVICES OF INDIANA, LLC, an Indiana limited liability company ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


        [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			RISK INSURANCE SERVICES OF INDIANA, LLC,
336 W. US Highway 30		an Indiana limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-12

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between TC ADMINISTRATIVE SERVICES, INC., a California corporation ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


      [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			TC ADMINISTRATIVE SERVICES, INC.,
336 W. US Highway 30		a California corporation
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT C-13

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between US 1 INDUSTRIES, a California corporation ("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTIC SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent
Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower, (iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.

       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country,
(ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers' Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after acquired Property, and Borrower will be the owner of such after acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property
Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of
Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.

       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise:
(A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral,
(C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent
Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to (i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above, (v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or
(vi) keep fully and perform promptly any other of the obligations of Borrower under this Security Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrow's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender,
Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:

       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of
Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower ther eunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


       [remainder of this page intentionally left blank]






















































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			US 1 INDUSTRIES,
336 W. US Highway 30		a California corporation
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: ____________________________



Address:			US BANK, a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385


Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385


































EXHIBIT D-1
SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between ARL TRANSPORT, LLC, a Delaware limited liability company
("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:

       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT, LLC, FIVE STAR TRANSPORT, LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTICS SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.

       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.

       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:

       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.

       Intellectual Property Collateral: collectively, the Patent

Collateral and the Trademark Collateral.

       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower,
(iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.
       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country, (ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers'
Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after-acquired Property, and Borrower will be the owner of such after-acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property
Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.
       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise: (A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral, (C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to
(i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above,
(v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or (vi) keep fully and perform promptly any other of the obligations of Borrower under this Security
Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrower's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender, Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:


       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this
Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


         [remainder of this page intentionally left blank]























































IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:			ARL TRANSPORT, LLC,
336 W. US Highway 30 		a Delaware limited liability company
Valparaiso, IN 46385

By: _____________________________

Name: ___________________________

Title: __________________________



Address:			US BANK , a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President





































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385



Location of Other Places of Business
NONE


Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385

































EXHIBIT D-2

SECURITY AGREEMENT

       This SECURITY AGREEMENT, dated as of December ____, 2008, is between AFT TRANSPORT, LLC, a Delaware limited liability company
("Borrower"), and US BANK, a national banking association ("Lender").

Preliminary Statement:


       A. Borrower, CAROLINA NATIONAL TRANSPORTATION LLC, CAROLINA NATIONAL LOGISTICS, INC., GULF LINE TRANSPORT, LLC, FIVE STAR TRANSPORT, LLC, CAM TRANSPORT, INC., ERX, INC., FRIENDLY TRANSPORT, LLC, TRANSPORT LEASING, INC., UNITY LOGISTICS SERVICES, INC., HARBOR BRIDGE INTERNATIONAL, INC., PATRIOT LOGISTICS, INC., LIBERTY TRANSPORT, INC., KEYSTONE LINES CORP., TC SERVICES, INC., KEYSTONE LOGISTICS, INC., FREEDOM 1, LLC, THUNDERBIRD LOGISTICS, LLC, THUNDERBIRD MOTOR EXPRESS, LLC, US 1 LOGISTICS, LLC, KEYSTONE LINES, BLUE & GREY TRANSPORT COMPANY, INC., FREIGHTMASTER USA, LLC, US 1 CORP., ANTLER TRANSPORT, LLC, BRUIN EXPRESS INTERMODAL, LLC, RISK INSURANCE SERVICES OF INDIANA, LLC, TC ADMINISTRATIVE SERVICES, INC., ARL TRANSPORT LLC, AFT TRANSPORT, LLC, and US 1 INDUSTRIES, INC. ("Other Borrowers"), and Lender have entered into a Fifth Amendment to Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant and subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrower and Other Borrowers.
       B. One of the conditions precedent to Lender's obligations under the Loan Agreement is that Borrower shall have executed and delivered this Security Agreement to secure the payment and performance of Borrowers' Obligations.
       NOW, THEREFORE, in order to induce Lender to make Advances, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
       1. Definitions. All terms used herein which are defined in the Illinois Uniform Commercial Code (the "Code") shall have the same meaning herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not elsewhere defined in this Security Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. As used herein, the following terms shall have the following meanings:
       Corporate Changes: any change in Borrower's place of organization, form of organization, or name, including but not limited to changes resulting from mergers, acquisitions, divestitures, and reorganizations.
       Intellectual Property Collateral: collectively, the Patent Collateral and the Trademark Collateral.
       Patent Collateral: shall mean all (i) letters patent and applications for letters patent of Borrower throughout the world, including all patent applications of Borrower in preparation for filing anywhere in the world, (ii) patent licenses of Borrower,
(iii) reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any Patent Collateral and (iv) all proceeds of, and rights associated with, the foregoing (including licenses, royalties and proceeds of infringement suits), the right of Borrower to sue third parties for past, present and future infringements of any patent or patent application, and for breach or enforcement of any patent license of Borrower, and all rights corresponding thereto throughout the world.
       Trademark Collateral: shall mean all (i) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of Borrower (each of the foregoing items referred to as a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office and any foreign country, (ii) all Trademark licenses of Borrower, (iii) all reissues, extensions or renewals of any of the items described in clauses (i) and (ii) above, (iv) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (i) and (ii) above, and (v) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

       2. Security Interests. In order to secure Borrowers'
Obligations, Borrower hereby grants to Lender a security interest in all Property of Borrower, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the Property described below:

       2.1 Goods, Machinery, Equipment and Inventory. All of Borrower's goods, machinery, equipment and inventory, wherever located, and all additions and accessions thereto or replacements thereof, including, but not limited to, all machinery, inventory and equipment of any and every kind and description comprising, belonging to or used in connection with the operation of the business of Borrower (collectively, the "Tangible Collateral");

       2.2 Accounts, General Intangibles. All of Borrower's accounts, contract rights, chattel paper, instruments, investment property, deposit accounts, documents, and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Borrower under federal, state or local laws (excluding, however, any licenses, franchises, permits and authorizations issued by any Governmental Body to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses, franchises, permits and authorizations, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses, franchises, permits and authorizations) which permit or pertain to the operation of the business of Borrower, and all of Borrower's Intellectual Property Collateral, Operating Agreements, income tax refunds, copyrights, patents, trademarks, trade names, trade styles, goodwill, going concern value, franchise, supply and distributorship agreements, non-competition agreements and employment contracts (collectively, the "Intangible Collateral").

       2.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 2.1 and 2.2 above; and

       2.4 Books and Records. All of the books and records pertaining to the Property described in Sections 2.1, 2.2 and 2.3 above.
All of the Property described above hereinafter is referred to collectively as the "Collateral." The security interest of Lender in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

       3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

       3.1 Ownership of Collateral. It is the owner of all of the Collateral free from any Lien except for Permitted Liens, except the portion thereof consisting of after-acquired Property, and Borrower will be the owner of such after-acquired Property, free from any Lien except for Permitted Liens.

       3.2 Places of Business. There is listed on Exhibit A hereto the location of the chief executive office of Borrower, all of the other places of business of Borrower and all locations where the Tangible Collateral and the books and records of Borrower are kept. Except as described in Exhibit A, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or possessor.

       3.3 Trade or Assumed Names. Borrower has not used any trade or assumed names during the six years preceding the date hereof.

       3.4 Financing Statements. Except for the financing statements of Lender and the financing statements pertaining to the Permitted Senior Indebtedness Liens, if any, no financing statement covering any Collateral or any portion or proceeds thereof is on file in any public office.

       3.5 Intangible Collateral. The Intangible Collateral hereunder represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Borrower to which, to the best of Borrower's knowledge, as of the date of this Security Agreement, there is no valid defense, set-off or counterclaim against Borrower and in connection with which there is no default with respect to any material payment or material performance on the part of Borrower, or, to the best of Borrower's knowledge, any other party. With respect to any Intellectual Property Collateral of Borrower the loss, impairment or infringement of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect: (i) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, (ii) such Intellectual Property Collateral is valid and enforceable, (iii) Borrower has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral in the United States Patent and Trademark Office, the United States Copyright Office and in corresponding offices throughout the world, as appropriate,
(iv) Borrower is the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property
Collateral does or may violate the asserted rights of any third party, and (v) Borrower has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of such Intellectual Property Collateral in full force and effect throughout the world, as applicable. Borrower owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral of any Person used in, necessary for or material to the conduct of Borrower's businesses. Except as set forth in the Loan Agreement, no litigation is pending or, to the best knowledge of Borrower, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral of Borrower.

       3.6 Tangible Collateral-Personal Property. All Tangible Collateral at all times shall be considered personal property.

       3.7 Accounts. Each existing Account constitutes, and each hereafter arising Account will constitute, to the best of Borrower's knowledge, the legally valid and binding obligation of the account debtor obligated to pay the same. The amount represented by Borrower to Lender as owing by each account debtor is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the best of Borrower's knowledge, no account debtor has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise. None of the Accounts is, nor will any hereafter arising Account be, evidenced by a promissory note or other instrument other than a check, unless delivered to Lender with appropriate endorsements.

       3.8 Inventory. No Inventory is subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Borrower's ability to manufacture and/or sell the Inventory other than territorial restrictions not materially adverse to the Borrower or its business.

       4. Affirmative Covenants. Until all of Borrowers' Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will:

       4.1 Corporate Changes. Inform Lender within ten (10) days of any Corporate Change.

       4.2 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Property, income or receipts of Borrower or otherwise for which Borrower is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Loan Agreement.

       4.3 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Lender and otherwise comply with the provisions of Section 6.6 of the Loan Agreement.

       4.4 Tangible Collateral.

       4.4.1 Good Repair. Keep the Tangible Collateral in good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be maintained and preserved.
       4.4.2 Insurance Requirements. Maintain the Tangible Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

       4.4.3 Certificates of Title. Upon the request of Lender (i) promptly deliver to Lender all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Lender to cause the Lien granted to Lender hereunder to be noted on such certificates of title.

       4.4.4 Use of Collateral. Use the Tangible Collateral in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal, state and local laws.

       4.5 Intangible Collateral.

       4.5.1 Payments. Make all payments and perform all acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any Governmental Body or any other Person.

       4.5.2 Delivery of Instruments and Letters of Credit. Upon the request of Lender, promptly deliver to Lender the original executed copies of all instruments and letters of credit which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Lender may request in order to perfect the Security Interests.

       4.5.3 Accurate Records. At all times keep accurate and complete records of payment and performance by Borrower and other Persons of their respective obligations with respect to the Intangible Collateral and permit Lender or any of its agents to call at Borrower's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral in accordance with the provisions of the Loan Agreement.

       4.5.4 Verification of Indebtedness. Upon request of Lender after the occurrence and during the continuation of an Event of Default, permit Lender itself, at any time, in the name of Lender or Borrower, to verify directly with the obligors the indebtedness due Borrower on any account or other item of Intangible Collateral.

       4.5.5 Defaults, Other Claims. Immediately inform Lender of any default in payment or performance by Borrower or any other Person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either of which could have a Material Adverse Effect.

       4.5.6 Ownership of Intellectual Property Collateral. Notify Lender immediately if it knows, or has reason to know, that any application or registration relating to any material item of its Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Borrower's ownership of any of its Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

       4.5.7 Maintenance of Intellectual Property Collateral. Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, its Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes.

       4.6 Collection of Proceeds. Use commercially reasonable efforts to collect the proceeds of indebtedness owing to Borrower by any Person under any instrument or by any Account Debtor with respect to any account, contract right, chattel paper or general intangible.

       4.7 Financing Statements, Further Assurances. Concurrently with the execution of this Security Agreement, Lender will file such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents as it deems appropriate, and as Lender may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Lender's rights hereunder. Borrower, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

       5. Negative Covenants. Until all of Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated, Borrower agrees that it will not:

       5.1 Sales and Transfer of Collateral. Sell, lease, assign, license or otherwise dispose of any of the Collateral, except as may be permitted by and in accordance with the applicable provisions the Loan Agreement.

       5.2 Places of Business. Borrower shall not change the location of
(i) Borrower's (A) chief executive office or (B) books and records or (ii) any Tangible Collateral, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action reasonably requested by Lender to maintain and preserve the first perfected Lien in favor of Lender on all Property thereof free and clear of any Lien whatsoever except for Permitted Liens.

       5.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Borrower or any other Person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Lender.

       5.4 Bailees. Permit any Collateral to be in the possession or control of any warehouseman, bailee or processor without Lender's prior written consent and unless Lender has received warehouse receipts or bailee letters satisfactory to Lender prior to such possession or control.

       5.5 Licenses of Intellectual Property. Sell, transfer, assign or grant any exclusive license with respect to the Intellectual Property Collateral to an Affiliate of Borrower or otherwise take any action with respect to its Intellectual Property Collateral in violation of any term or provision of the Loan Agreement.

       5.6 Trademark Collateral. Permit, and permit any of its licensees to, unless Borrower shall either (i) reasonably and in good faith determine that any of its Trademark Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise: (A) fail to continue to use any of its Trademark Collateral in order to maintain all of its Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of its Trademark Collateral, (C) fail to employ all of its Trademark Collateral registered with any federal, state or foreign authority with an appropriate notice of such registration, (D) adopt or use any trademark which is confusingly similar or a colorable imitation of any of its Trademark Collateral except in compliance with applicable law, (E) use any of its Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law or (F) do or permit any act or knowingly omit to do any act whereby any of its Trademark Collateral may lapse or become invalid or unenforceable.

       5.7 Patent Collateral. Unless Borrower shall either (i) reasonably and in good faith determine that any of its Patent Collateral is of negligible economic value to Borrower or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of Borrower's Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

       6. Protection of Collateral. In the event of any failure of Borrower to
(i) maintain in force and pay for any insurance or bond which Borrower is required to provide pursuant to this Security Agreement or the other Loan Instruments, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above,
(v) make all payments and perform all acts on the part of Borrower to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or (vi) keep fully and perform promptly any other of the obligations of Borrower under this Security
Agreement or the other Loan Instruments, Lender, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse Lender immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Lender in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Lender. All such sums paid or advanced by Lender, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of Borrower's Obligations secured hereby.

       7. Event of Default. Borrower shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Loan Agreement.

       8. Right of Lender to Contact Account Debtors. Lender shall have the right, from time to time, at Lender's discretion, to contact account debtors of Borrower to verify that Accounts are valid and not subject to setoff or counterclaim and to verify the creditworthiness of the account debtor.

       9. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default:

       9.1 Rights of Lender. Lender shall have all of the rights and remedies of a secured party under the Code and all other rights and remedies accorded to Lender at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Borrower and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than ten (10) days prior to such proposed action shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Lender shall determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds actually are received by Lender in Good Funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on Borrower's Obligations which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 8.4 of the Loan Agreement.

       9.2 Assembly of Collateral. Upon the request of Lender, Borrower shall assemble and make the Collateral available to Lender at a place designated by Lender.

       9.3 Proceeds. Borrower shall hold all proceeds of the Collateral collected by Borrower in trust for Lender, and, after Borrower receives notice from Lender, promptly after the receipt of the proceeds of Collateral, turn over such proceeds to Lender in the exact form in which they were received.

       9.4 Other Rights. Lender, at its election, and without notice to Borrower, may:


       9.4.1 Terminate Right of Collection. Terminate the rights of Borrower to collect the proceeds described in Section 8.3.

       9.4.2 Notification. Notify the obligors under any instruments and the Account Debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Lender.

       9.4.3 Collection of Payments. Demand, sue for, collect or receive, in the name of Borrower or Lender, any money or Property payable or receivable on any item of Collateral.

       9.4.4 Settlement. Settle, release, compromise, adjust, sue upon or otherwise enforce any item of Collateral as Lender may determine.

       9.4.5 Mail of Borrower; Endorsement of Checks. For the purpose of enforcing Lender's rights under this Security Agreement, receive and open mail addressed to Borrower, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Borrower.
All monies received by Lender pursuant to this Section 9 shall be applied by Lender in accordance with the applicable provisions of Section 8.4 of the Loan Agreement.

       10. Power of Attorney. To effectuate the rights and remedies of Lender under this Security Agreement, Borrower hereby irrevocably appoints Lender as its attorney-in-fact, in the name of Borrower or in the name of Lender, (i) to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Lender and (ii) take all action and execute all documents referred to in Section 9.4 above. The power of attorney granted pursuant to this
Section 10 is coupled with an interest and shall be irrevocable until all of Borrower's Obligations have been paid and performed in full and the Loan Agreement shall have been terminated.

       11. Certain Agreements of Borrower.

       11.1 Waiver of Notice. Borrower hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 and 9.3 above or in the Loan Agreement, all other notices, demands or protests to which Borrower otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, Borrower's Obligations and the Collateral.

       11.2 Rights of Lender. Borrower agrees that Lender (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Lender with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Lender hereunder unless such waiver shall be in writing and shall be signed by Lender. Borrower and Lender acknowledge their intent that, upon the occurrence of an Event of Default, Lender shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Lender under the Loan Instruments, the Code or other applicable law. Borrower and Lender further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Lender's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Lender to obtain such rights of access, use or sale, Lender and Borrower shall amend the Loan Instruments, in such manner as Lender shall request, in order to provide Lender such rights to the greatest extent possible consistent with then applicable law and governmental policy.

       11.3 No Delay, Single or Partial Exercise Permitted. No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

       11.4 Borrower to Remain Liable. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract, agreement, interest or obligation assigned by Borrower to Lender hereunder to observe and perform all of the conditions and obligations to be observed and performed by Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Lender of any of the rights assigned hereunder shall not release Borrower from any of its duties or obligations under any such contract, agreement, interest or obligation. Lender shall have no duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Lender or the granting to Lender of a Security Interest therein or the receipt by Lender of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Lender or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts which may have been assigned to Lender, in which Lender may have been granted a Security Interest or to which Lender may be entitled at any time or times.

       11.5 Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Lender, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any Intellectual Property Collateral, now owned or hereafter acquired by Borrower, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs and used for the compilation or printout thereof.

       12. Rights Cumulative. All rights and remedies of Lender pursuant to this Security Agreement, the Loan Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

       13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

       14. Notices. All notices and communications under this Security Agreement shall be in writing and delivered in the manner set forth in the Loan Agreement.

       15. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Lender and Borrower.

       16. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       17. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

       18. Survival of Security Agreement; Termination. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Agreement and shall continue in fall force and effect until Borrower's Obligations are paid and performed in full and the Loan Agreement shall have been terminated.

       19. Governing Law. This Security Agreement shall be construed in accordance with and governed by the laws and decisions of the State of Illinois, without regard to conflict of laws principles.

       20. Jurisdiction and Venue. Borrower hereby agrees that all actions or proceedings initiated by Borrower and arising directly or indirectly out of this Security Agreement shall be litigated in either the Circuit Court of Cook County, Illinois or in the United States District Court for the Northern District of Illinois, or, if Lender initiates such action, in addition to the foregoing courts, any other court in which Lender shall initiate or to which Lender shall remove such action, to the extent such court has jurisdiction. Borrower hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by Lender in or removed by Lender to any of such courts, and hereby agrees that personal service of the summons and complaint, or other process or papers issued therein may be served in the manner provided for notices herein, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail addressed to Borrower at the address to which notices are to be sent pursuant to Section 11.1 of the Loan Agreement. Borrower waives any claim that either the Circuit Court of Cook County, Illinois or the United States District Court for the Northern District of Illinois is an inconvenient forum or an improper forum based on lack of venue. To the extent provided by law, should Borrower, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, Borrower shall be deemed in default and an order and/or judgment may be entered by the court against Borrower as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Borrower set forth in this Section 19 shall not be deemed to preclude the enforcement by Lender of any judgment obtained in any other forum or the taking by Lender of any action to enforce the same in any other appropriate jurisdiction, and Borrower hereby waives the right to collaterally attack any such judgment or action.

       21. Waiver of Right to Jury Trial. Borrower acknowledges and agrees that any controversy which may arise under any of the Loan Instruments or with respect to the transactions contemplated thereby would be based upon difficult and complex issues and, therefore, the parties agree that any lawsuit arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

       22. Time of the Essence. Time for the performance of Borrower's Obligations under this Security Agreement is of the essence.

       23. Termination. This Security Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and payment and satisfaction of Borrower's Obligations and the Loan Agreement shall have terminated, whereupon Lender shall release all such Liens and security interests in favor of Lender affecting the Collateral.


        [remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by the parties hereto by a duly authorized officer of each such party on the date first set forth above.

Address:		       AFT TRANSPORT, LLC,
                               a Delaware limited liability company
       336 W. US Highway 30
       Valparaiso, IN 46385

By: _____________________________
Name: ___________________________
Title: __________________________



Address:			US BANK , a national banking association
209 S. LaSalle Street
Suite 410
Chicago, IL 60604		By: _____________________________

Name: Craig B. Collinson
Title: Senior Vice President






































EXHIBIT A

Location of Chief Executive Office,
Location of other Places of Business,
Location of Books and Records and
Locations of All Tangible Collateral


Location of Chief Executive Office
336 W. US Highway 30
Valparaiso, IN 46385



Location of Other Places of Business
NONE




Location of Books and Records
336 W. US Highway 30
Valparaiso, IN 46385



Locations of All Tangible Collateral
336 W. US Highway 30
Valparaiso, IN 46385
































EXHIBIT E

ASSUMPTION AGREEMENT

	The undersigned, ARL TRANSPORT LLC, a Delaware limited liability company, and AFT TRANSPORT, LLC, a Delaware limited liability company, BLUE & GREY TRANSPORT COMPANY, INC., an Indiana corporation, CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation, KEYSTONE LINES, a California corporation, FREIGHTMASTER USA, LLC, an Indiana limited liability company, US 1 CORP., an Indiana corporation, ANTLER TRANSPORT, LLC, an Indiana limited liability company, BRUIN EXPRESS INTERMODAL, LLC, an Indiana limited liability company, RISK INSURANCE SERVICES OF INDIANA, LLC, an Indiana limited liability company, TC ADMINISTRATIVE SERVICES, INC., a California corporation, and US 1 INDUSTRIES, INC., and hereby agree to all of the terms and conditions as set forth in the Amended and Restated Loan Agreement dated as of March 10, 2005 and amended as of May 5, 2005, September 30, 2005, July 12, 2007, March 25, 2008, and
December __, 2008 ("Loan Agreement") by and between Carolina National Transportation, LLC, Keystone Lines Corp., Gulf Line Transport, LLC, Five Star Transport, LLC, CAM Transport, Inc., Unity Logistic Services Inc., ERX, Inc., Friendly Transport, LLC, Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Logistics, Inc., TC Services, Inc., Freedom 1, LLC, Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, US 1 Logistics, LLC, US 1 Industries, Inc. and U.S. Bank N.A., including any amendments subsequent hereto, and assumes the obligations of "Borrower" (as defined in said Loan Agreement) thereunder jointly and severally with each other "Borrower Entity" (as defined in said Loan Agreement) and agrees to be bound by all the terms, covenants, agreements or conditions, thereof, as the same applied to each Borrower Entity.

ARL TRANSPORT LLC
By: ______________________________

Its: ________________________


AFT TRANSPORT LLC

By: ______________________________

Its: ________________________


BLUE & GREY TRANSPORT, COMPANY, INC.

By: ______________________________

Its: ________________________


CAROLINA NATIONAL LOGISTICS, INC.

By: ______________________________

Its: ________________________


KEYSTONE LINES

By: ______________________________

Its: ________________________


FREIGHTMASTER USA, LLC

By: ______________________________

Its: ________________________


US 1 CORP.

By: ______________________________

Its: ________________________


ANTLER TRANSPORT, LLC

By: ______________________________

Its: ________________________

BRUIN EXPRESS INTERMODAL, LLC

By: ______________________________

Its: ________________________


RISK INSURANCE SERVICES OF INDIANA, LLC

By: ______________________________

Its: ________________________


TC ADMINISTRATIVE SERVICES, INC.

By: ______________________________

Its: ________________________


US 1 INDUSTRIES, INC.

By: ______________________________

Its: ________________________


Dated:  December ____, 2008

EXHIBIT F

COLLATERAL ASSIGNMENT OF

MEMBER INTEREST PURCHASE AGREEMENT

       THIS AGREEMENT is made as of this __ day of ___________, 2008, by US 1 INDUSTRIES, INC., an Indiana corporation, (the "Debtor"), and which is the "Purchaser" under that certain Membership Interest Purchase Agreement between ARL, INC. and others and the Debtor dated December __, 2008 (the "Purchase Agreement"), in favor of U.S. BANK, (the "Secured Party").

       1. Grant of Security Interest; Assignment; Collateral. To secure the Obligations hereinafter described, Debtor hereby grants a security interest in and assigns to Secured Party all of the rights and interests of Debtor under the Purchase Agreement.

       2. Obligations. The obligations secured by this Security Agreement (hereinafter referred to as the "Obligations") are the Borrower's Obligations under that certain Amended and Restated Loan Agreement dated March 10, 2005, as amended on May 5, 2005, September
30, 2005, July 12, 2007, March 25, 2008 and December ____, 2008 by and
between Secured Party and Gulf Line Transport, LLC, Five Star Transport, LLC, CAM Transport, Inc., Unity Logistics Services, Inc., ERX, Inc., Friendly Transport, LLC, Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Lines Corporation, TC Services, Inc., Keystone Logistics, Inc., Carolina National Transportation, LLC, Freedom 1, LLC, Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, US 1 Logistics, LLC, Blue & Grey Transport Company, Carolina National Logistics, Inc., Keystone Lines, Freightmaster USA, LLC, US 1 Corp., Antler Transport, LLC, Bruin Express Intermodal, LLC, Risk Insurance Services of Indiana, LLC, TC Administrative Services, Inc., ARL Transport, LLC, AFT Transport, LLC and US 1 Industries, Inc. (the "Loan Agreement").,

       3. Representations, Warranties, Covenants and Agreements. Debtor represents, warrants, covenants and agrees as follows:

       (a) Except as provided for on Exhibit A hereto, there is no financing statement now on file in any public office relating to all or any portion of the Debtor's interest under the Purchase Agreement.

       (b) Debtor shall not revoke or amend the Purchase Agreement until the security interest secured by this Agreement shall have been released.

       4. Rights and Obligations of the Secured Party.

       (a) Notwithstanding anything to the contrary appearing in the Purchase Agreement, the interest hereinabove described is granted and assigned to Secured Party by way of collateral security only and, accordingly, Secured Party by its acceptance hereof shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Debtor under the Purchase Agreement, whether provided for by the terms thereof, arising by operation of law or otherwise; Debtor hereby acknowledging that Debtor remains liable thereunder to the same extent as though this Agreement has not been made.

       (b) The acceptance by Secured Party at any time and from time to time of part payment on the Obligations shall not be deemed to be a waiver of any default then existing. No waiver by Secured Party of any default shall be deemed to be a waiver of any other then existing or subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right, remedy or privilege hereunder shall impair any such right, remedy or privilege or be construed as a waiver thereof or any acquiescence in the default giving rise thereto, nor shall any single or partial exercise of any such right, remedy or privilege preclude other or further exercise thereof, or the exercise of any other right, remedy or privilege of Secured Party hereunder.

       (c) All rights, remedies and privileges available to Secured Party hereunder shall be cumulative of and in addition to all other rights, remedies and privileges granted to Secured Party at law or in equity, and may be exercised from time to time, and as often as may be deemed expedient by Secured Party.

       5. Events of Default. The occurrence of any one or more of the following shall constitute an "Event of Default" for purposes of this
Agreement:

       (a) Failure of Debtor to pay or cause to be paid, when due, any installment of principal or interest or other payment payable pursuant to the Note, executed pursuant to the Loan Agreement.

       (b) Any sale, transfer, lease, assignment, conveyance, pledge, lien or encumbrance made in violation of the provisions of this Agreement.

       6. Rights of Parties Upon Default. Upon the occurrence of an
Event of Default, or at any time or times or from time to time thereafter, Secured Party may, either before or after taking possession of the Collateral: exercise any one or more or all the rights or remedies set forth in the Loan Documents, and in addition thereto Secured Party shall have full power and authority to exercise all or any one or more of the remedies and shall have all the rights of a secured party under the Uniform Commercial Code of Illinois (the "Code"). Any requirement of the Code for reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor as set forth in Paragraph 8 below at least fourteen (14) days prior to the time of the sale, disposition or other event or thing giving rise to the requirement of notice. The Secured Party shall have the unqualified right, in connection with any such sale of collateral, to execute and deliver an assignment of said beneficial interest to the purchaser at any such sale, free of any right of redemption by Debtor, and upon the filing thereof with the Trustee of the Trust, said Trustee shall recognize said assignee as the absolute owner of said beneficial interest for any and all purposes whatsoever and shall act on directions of said assignee without any liability or obligation to Debtor whatsoever, without inquiry into the validity or propriety of such sale or assignment, and irrespective of any notice whatsoever from Debtor or any other person, unless and until said Trustee is served with an order of court prohibiting further action by the Trustee upon the direction of such assignee; and

       7. Additional Provisions. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. All provisions of this Agreement shall be deemed valid and enforceable to the extent permitted by law. Any provision or provisions of this Agreement which are held unenforceable, invalid or contrary to law by a court of competent jurisdiction, or the inclusion of which would affect the validity or enforceability of this Agreement, shall be of no force or effect, and in such event each and all of the remaining provisions of this Agreement shall subsist and remain and be fully effective according to the tenor of this Agreement as though such invalid, unenforceable or unlawful provision or provisions had not been included in this Agreement. All rights, powers and remedies of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and all obligations and liabilities of Debtor shall bind and be enforceable against Debtor and its successors and assigns.

       8. Notices. Any notice or demand required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or mailed by United States registered or certified mail, return receipt requested, addressed as follows or to such party's current address:

TO Debtor:	US 1 INDUSTRIES, INC.
                336 W. US Highway 30
                Valparaiso, IN 46385
                Attention: Michael Kibler and Harold Antonson


		TO SECURED PARTY:	U.S. BANK, N.A.
209 S. LaSalle Street
Suite 410
Chicago, IL 60604
Attention: Craig Collinson


		AND TO:			GOULD & RATNER
						222 North LaSalle Street
						Chicago, Illinois 60601
						Attn: John Washburn, Esq.

Any notice or demand given by United States mail shall be deemed given three (3) business days after the same is deposited in the United States mail.

       9. Release. When all of the Obligations hereby secured have been fully and finally paid and performed, this Agreement shall terminate and be of no further force and effect. After such termination, and upon Debtor' request, Secured Party shall execute and deliver to Debtor for filing with the Trust a release of the assignment of beneficial interest herein contained.

	Executed at Chicago, Illinois as of the day and year first above written.


				US 1 INDUSTRIES, INC.

				By:__________________________________

				Name:________________________________

				Title:_______________________________




ACCEPTANCE
       The undersigned accepts the foregoing assignment and agrees upon payment of the above-described Obligations to execute and deliver a reassignment to the Debtor.

	SECURED PARTY:		U.S. BANK,


				By:	______________________________

				Its:	______________________________





CONSENT
       ARL, Inc., Aficionado Transport, Inc., and Ronald K. Faherty, hereby acknowledge receipt of the foregoing assignment and consent to the collateral assignment of Debtor's interest in, to and under the Purchase Agreement to the Secured Party.

Date:				ARL, INC.,

				By:	______________________________

				Its:	______________________________


				AFICIONADO TRANSPORT, INC.

				By:	______________________________

				Its:	______________________________


				______________________________________
				RONALD K. FAHERTY






















EXHIBIT A

       1. UCC File No. 2006081100952, filed on August 10, 2006.
Secured Party is Citicorp Vendor Finance, Inc. ("Citicorp"), with respect to certain leased phone equipment pursuant to Equipment Lease No. 200216192, undated, by and among ARL, Patriarch Capital Finance, LLC (as co-lessee), and Citicorp.

       2. UCC File Nos. 2005062202167, filed on June 22, 2005 and
2007031305643, filed on March 13, 2007.  Secured Party is Van Dyk
Business Systems with respect to certain leased Sharp copiers.

       3. UCC File Nos. 2319220, filed on April 20, 2000, and
2364545, filed on December 31, 2004.  Secured Party is FirstarBank,
N.A.

       4. UCC File No. 200400009775993 filed on October 18, 2004.
Secured Party is U.S. Bank National Association.










































EXHIBIT G


SUBORDINATION AGREEMENT

       This Subordination Agreement ("Agreement") dated as of December ____, 2008 is entered into by and between ARL, Inc. with offices at 1155 Stoops Ferry Road, Moon Township, PA 15108 ("Junior Creditor") and US Bank ("Lender") with offices at 209 South LaSalle Street, Suite 410, Chicago, IL 60602.

W I T N E S S E T H:

       WHEREAS, Junior Creditor may be owed monies by US 1 Industries, Inc. ("US 1"), as evidenced by that certain Membership Interest Purchase Agreement between, inter alia, Junior Creditor, as Seller, and Borrower, as Purchaser ("Purchase Agreement") bearing dates and principal amounts fully described on Exhibit A hereto;

       WHEREAS, US 1 may hereafter be liable to Lender as a result of the advance of monies and other extensions of credit by Lender to Carolina National Transportation, LLC, Keystone Lines Corp., Gulf Line Transport LLC, Five Star Transport, LLC, CAM Transport, Inc., Unity Logistics Services, Inc., ERX, Inc., Friendly Transport, LLC, Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., TC Services, Inc., Keystone Logistics, Inc., Freedom 1, LLC, Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, US 1 Logistics, Blue & Grey Transport Company, Carolina National Logistics, Keystone Lines, Freightmaster USA, LLC, US 1 Corp., Antler Transport, LLC, Bruin Express Intermodal, LLC, Risk Insurance Services of Indiana, LLC, TC Administrative Services, Inc., LLC, ARL Transport, LLC, AFT Transport, LLC, and US 1 Industries, Inc. ("Industries") ("Borrowers") pursuant to that certain Amended and Restated Loan Agreement dated March 10, 2005, as amended by that certain Amendment to Amended and Restated Loan Agreement dated as of May 5, 2005, by that certain Second Amendment to Amended and Restated Loan Agreement dated September 30, 2005, by that certain Third Amendment to Amended and Restated Loan Agreement dated
July 12, 2007, by that certain Fourth Amendment to Amended and Restated Loan Agreement dated March 25, 2008, and by that certain Fifth Amendment to Amended and Restated Loan Agreement dated as of December ____, 2008 (as so amended the "Loan Agreement") between Borrowers and Lender, as amended from time to time (the "Loan Agreement");

       NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the Junior Creditor, and in order to induce Lender to make loans or extend credit or any other financial accommodation to or for the benefit of the Borrower pursuant to the Loan Agreement; or to grant such renewals or extensions thereof as Lender may deem advisable; and to better secure Lender in respect of the foregoing, the Junior Creditor hereby agrees with Lender as hereinafter set forth.

       1. Standby; Subordination. Except as provided in Section 2 hereof, the "Subordinated Debt" (as defined below) is hereby subordinated to the "Senior Debt" (as defined below), and the Junior Creditor will not ask, demand, sue for, take or receive from US 1, by setoff or in any other manner, the whole or any part of any monies which may now or hereafter be owing by US 1, or any successor or assign of US 1, including, without limitation, a receiver, trustee or debtor in possession (the term "US 1" hereinafter shall include any such successor or assign of US 1), to the Junior Creditor or be owing by any other person, firm, partnership or corporation to the Junior Creditor for the benefit of the US 1 (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent), including, without limitation, the taking of any negotiable instruments evidencing such amounts (all such indebtedness, obligations and liabilities being hereinafter referred to as the "Subordinated Debt"), nor any security for any of the foregoing (except to the extent such security is by its express terms junior to all liens and security in favor of Lender securing the Senior Debt), unless and until all obligations, liabilities, and indebtedness of US 1 to the Lender, whether now existing or hereafter arising, directly between US 1 and the Lender, or acquired outright, conditionally or as collateral security from another, shall have been fully paid and satisfied with interest (all such obligations, indebtedness and liabilities of US 1 to Lender, are hereinafter referred to as the "Senior Debt"), and all financing arrangements between Borrower and the Lender have been terminated.

       2. Permitted Payments; Standstill. Any other terms and provisions of this Agreement regarding payment of Subordinated Debt notwithstanding, provided Lender has not given Junior Creditor notice that an "Event of Default" (as such term is defined in the Loan Agreement) has occurred and is continuing under the Loan Agreement, and provided that such payment would not if made, create an Event of Default, the Junior Creditor shall be entitled to accept from US 1 and retain for its own account, payments due under the Purchase Agreement, when due on an unaccelerated basis ("Permitted Payments"). The Junior Creditor shall not accept prepayments of the Subordinated Debt during the term of the Loan Agreement. From and after the occurrence of an Event of Default and until Lender declares in writing that an Event of Default no long exists, the Junior Creditor shall take no steps, whether by suit or otherwise, to compel or enforce the collection of the Subordinated Debt, nor will the Junior Creditor use the Subordinated Notes by way of counterclaim, set off, recoupment or otherwise so as to diminish, discharge or otherwise satisfy in whole or in part any indebtedness or liability of the Junior Creditor to US 1, whether now existing or hereafter arising and howsoever evidenced.

       3. Security for Subordinated Debt. The Junior Creditor warrants and represents that, as of the date hereof, the Junior Creditor has no lien on or security interest in any of the assets of Borrower as security for the repayment of the Subordinated Debt, and that the Junior Creditor shall take no security interest in any of the assets of US 1 or any Borrower until the Senior Debt shall have been fully discharged and all financing agreements between US 1 and Borrowers and the Lender have been terminated, unless such security interest is by its express terms junior to all liens and security in favor of Lender securing the Senior Debt.

       4. Subordinated Debt Owed Only to the Junior Creditor. The Junior Creditor warrants and represents that, as of the date hereof, the Junior Creditor has not previously assigned any interest in the Subordinated Debt or any security interest in connection therewith, that no other party owns an interest in the Subordinated Debt or security therefor (other than as an unsecured trade creditor) other than the Junior Creditor (whether as joint holders of the Subordinated Debt, participants or otherwise) and that the entire Subordinated Debt is owing only to the Junior Creditor and covenants that the entire Subordinated Debt shall continue to be owing only to the Junior Creditor and all security therefor shall continue to be held solely for the benefit of the Junior Creditor (except to the extent held for the benefit of unsecured trade creditors) unless assigned expressly subject to the terms of this Agreement. The Junior Creditor further warrants and covenants to Lender that the Junior Creditor shall not make further loans, advances or extensions of credit to US 1 or any Borrower or modify the terms of the Subordinate Debt without the prior written consent of Lender.

       5. Lender's Priority; Grant of Authority to Lender. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of US 1 or any Borrower or the proceeds thereof to the creditors of US 1 or any Borrower or readjustment of the Senior Debt and Subordinated Debt of US 1 or any Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt, or the application of the assets of US 1 or any Borrower thereof, or upon the dissolution or other winding up of US 1's or any Borrower's business, or upon the sale of all or substantially all of the US 1's or any Borrower's assets, then, and in such event, (i) Lender shall be entitled to receive payment in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Subordinated Debt (other than Permitted Payments theretofore received) and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Lender for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied, prior to the payment of the Subordinated Debt. In order to enable Lender to enforce its rights hereunder in any of the aforesaid actions or proceedings, Lender is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of the Junior Creditor such proofs of claims against US 1 on account of the Subordinated Debt as the Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued, and to apply the same on account of any of the Senior Debt. The Junior Creditor irrevocably authorizes and empowers Lender to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquittance therefor and to file claims and take such other actions, in Lender's own name or in the name of the Junior Creditor or otherwise, as Lender may deem necessary or advisable for the enforcement of this Agreement; and the Junior Creditor will execute and deliver to Lender such powers of attorney, assignments and other instruments or documents, including notes and stock certificates (together with such assignments or endorsements as Lender shall deem necessary), as may be requested by the Lender in order to enable Lender to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for Lender's own benefit.

       6. Payments Received by the Junior Creditor. Should any payment or distribution or security or instrument or proceeds thereof be received by the Junior Creditor upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Debt (other than Permitted Payments) and termination of all financing arrangements between US 1 and Borrowers and Lender, the Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender in precisely the form received (except for the endorsement or assignment of the Junior Creditor where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Junior Creditor as the property of Lender. In the event of the failure of the Junior Creditor to make any such endorsement or assignment to Lender, Lender, or any of its officers or employees, are hereby irrevocably authorized to make the same.


       7. Instrument Legend. Any instrument evidencing any of the Subordinated Debt will, on the date hereof, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Lender pursuant to the terms of this Agreement. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by US 1, will, on the date thereof, be inscribed with the aforesaid legend.

       8. Assignment of Claims. The Junior Creditor agrees that until the Senior Debt has been paid in full and satisfied and all financing arrangements between US 1 and Borrowers and Lender have been terminated, the Junior Creditor will not directly or indirectly, assign or transfer to others any claim the Junior Creditor has or may have against US 1 or any Borrower unless such assignment or transfer is made expressly subject to this Agreement.

       9. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the Junior Creditor until the Senior Debt shall have been fully discharged and all financing arrangements between the Borrowers and Lender have been terminated. This is a continuing agreement of subordination and Lender may continue, at any time and without notice to the Junior Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of US 1 or any Borrower on the faith hereof. No obligation of the Junior Creditor hereunder shall be affected by the death, incapacity or written revocation of this Agreement by the Junior Creditor or any other subordinator, pledgor, endorser, or guarantor, if any.

       10. Additional Agreements Between Lender and Borrower. Lender, at any time and from time to time, may enter into such agreement or agreements with the Borrowers and/or US 1 as Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting the security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

       11. Undersigned's Waivers. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement. The Junior Creditor expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the Junior Creditor expressly waives reliance by Lender upon the subordination and other agreements as herein provided. The Junior Creditor agrees that Lender has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectibility of the Senior Debt, that Lender shall be entitled to manage and supervise its respective loans to the Borrower in accordance with applicable law and its respective usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that the Junior Creditor may now or hereafter have in or to any of the assets of US 1 or any Borrower, and that Lender shall not have any liability to the Junior
 Creditor for, and waives any claim which the Junior Creditor may now or hereafter have against Lender arising out of (i) any and all actions which Lender, in good faith, takes or omits to take including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the "Collateral" (as defined in the Loan Agreement) and other security for the Senior Debt, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral and/or other security for the Obligations, (ii) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101
et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code to Borrower, as debtor in possession.

       12. Lender's Waivers. No waiver shall be deemed to be made by Lender of any of its rights hereunder, unless the same shall be in writing signed on behalf of Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of the Junior Creditor to Lender in any other respect at any other time.

       13. Information Concerning Financial Condition of Borrower.  The
Junior Creditor hereby assumes responsibility for keeping itself informed of the financial condition of US 1 and Borrowers, any and all endorsers and any and all guarantors of the Senior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and the Junior Creditor hereby agrees that Lender shall have no duty to advise the Junior Creditor of information known to Lender regarding such condition or any such circumstances. In the event Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Junior Creditor, Lender shall not be under any obligation (i) to provide any such information to the Junior Creditor on any subsequent occasion or (ii) to undertake any investigation not a part of its respective regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential. The Junior Creditor hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as Lender, in its sole discretion, deems appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other party or person primarily or secondarily liable therefor.

       14. CONSENT TO JURISDICTION; WAIVER. TO INDUCE LENDER TO ACCEPT THIS AGREEMENT, THE JUNIOR CREDITOR, IRREVOCABLY, AGREES, THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. THE JUNIOR CREDITOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. THE JUNIOR CREDITOR HEREBY WAIVES ANY RIGHT THE JUNIOR CREDITOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE JUNIOR CREDITOR BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

       15. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at Chicago, Illinois, and shall be interpreted, and the rights and Obligations of the parties hereto determined, in accordance with the laws and decisions of the State of Illinois, shall be immediately binding upon the Junior Creditor and its successors and assigns, and shall insure to the benefit of the respective successors and assigns of Lender.

       16. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

       17. Authority. The Junior Creditor hereby certifies that it has full power and authority to grant the subordination evidenced hereby, and the execution and delivery by the Junior Creditor of this Agreement has been duly authorized by all necessary corporate action.

       18. Notice. All notices under this Subordination Agreement shall be in writing and shall be (i) delivered in person, (ii) sent by telecopy, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

To Junior Creditor:		ARL, Inc.
				1155 Stoops Ferry Road
				Moon Township, PA 15108
				Attn: _________________________
				Telecopy: (    ) _________________

To Lender:			US Bank N.A.
				209 S. LaSalle Street, Suite 410
				Chicago, IL 60602
				Attn: Craig Collinson
				Telecopy: (312) 325-8750

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 18 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy before 2:00 p.m. Chicago time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Chicago time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand. For purposes of, "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in Chicago, Illinois are required or authorized to close.

      [The remainder of this page intentionally left blank.]















	IN WITNESS WHEREOF, this instrument has been executed and delivered as of this __ day of December, 2008.

					ARL, INC.

					By: ________________________________

					Name: ______________________________

					Title:	____________________________



Acknowledged and Accepted
in Chicago, Illinois as of this
__ day of December, 2008.


					US BANK N.A.

					By:________________________________
					Craig B. Collinson
					Title:  Senior Vice President


	The undersigned hereby accepts and acknowledges receipt of a copy of, the foregoing Subordination Agreement as of this __ day of December, 2008, and agrees that it will not pay any of the "Subordinated Debt" (as defined in the foregoing Agreement) or grant any security therefor, except as the foregoing Agreement provides. In the event of a breach by the Junior Creditor of any of the provisions herein or of the foregoing Agreement, all of the "Senior Debt" (as defined in the foregoing Agreement) shall, without presentment, demand, protest or notice of any kind, become immediately due and payable, unless Lender shall otherwise elect in writing. The undersigned further agrees that the terms of this Agreement shall not give the undersigned any substantive rights vis-a-vis Lender or the subordinating creditor named above.

US 1 INDUSTRIES, INC.

By: _____________________________

Name: ___________________________

Title: ____________________________
















EXHIBIT H

COLLATERAL ASSIGNMENT AND PLEDGE
OF MEMBERSHIP INTERESTS

       THIS COLLATERAL ASSIGNMENT AND PLEDGE OF MEMBERSHIP INTEREST is made as of the ____ day of December, 2008, by and among US 1 INDUSTRIES, INC., an Indiana corporation (the "Assignor"), ARL TRANSPORT LLC, a Delaware limited liability company (the "Company"); U.S. BANK, a national banking association (the "Assignee" or the "Lender"), ARL, INC., a Pennsylvania corporation ("ARL") and AFICIONADO TRANSPORT, INC., a Pennsylvania corporation ("Aficionado").
RECITALS
       WHEREAS, Lender, and various other borrower entities have previously entered into an Amended and Restated Loan Agreement with Lender dated as of March 10, 2005, as amended by (i) that certain Amendment to Amended and Restated Loan Agreement dated as of May 5, 2005, (ii) that certain Second Amendment to Amended and Restated Loan Agreement dated as of September 30, 2005, (iii) that certain Third Amendment to Amended and Restated Loan Agreement dated July 12, 2007, and (iv) that certain Fourth Amendment to Amended and Restated Loan Agreement dated March 25, 2008 (the "Existing Loan Agreement")

       WHEREAS, the Parties to the Existing Loan Agreement and the Assignor have entered into that certain Fifth Amendment to Amended and Restated Loan Agreement dated as of December ___, 2008 (the "Fifth Amendment" and with the Existing Loan Agreement, the "Loan Agreement") pursuant to which Lender has agreed to loan certain amounts to Assignee (for the purpose of acquiring 60% of the Membership Interest in the Company and paying off existing debt relating to the assets of the Company) in addition to all amounts previously advanced under the Loan Agreement (collectively, the "Loans").

       WHEREAS, the Assignor owns or holds in the aggregate 60% of the Membership Interest in the Company other than Assignee as indicated on Exhibit A.

       WHEREAS, ARL and Aficionado are the members of the Company other than Assignee.

       WHEREAS, in order to induce the Lender to make the Loans, Assignor, ARL and Aficionado have agreed to enter into this Agreement.

       WHEREAS, it is a condition to the Lender's willingness to enter into the Loan Agreement and provide the financing contemplated thereby that the Members execute this Agreement.

       WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

A. COLLATERAL ASSIGNMENT AND PLEDGE OF MEMBERSHIP INTEREST

       Section 1. Assignment and Securit Interest.

              1.1. General Terms. As security for the payment and performance of the Obligations (as defined herein), Assignor does hereby pledge, transfer, assign, and deliver, severally, and not jointly, unto the Assignee, its successors and assigns, and does hereby grant, severally, and not jointly, to the Assignee, to have and to hold, the same unto the Assignee and its successors and assigns, until such time as the Obligations shall have been paid in full, a security interest in:

       (a) all of the right, title, and interest of the Assignor, whether now existing or hereafter arising, in and to the Company and as a member thereof (collectively, the "Membership Interest"), including, without limitation, all of his rights and interests in and to the Company and any successor limited liability company or other business entity, and all of his rights, and interests in, under and to, and all rights to receive any distributions or payments due or, to become due, under the terms of, the Certificate of Organization of the Company dated as of December 4, 2008 and the Limited Liability Company Agreement of the Company dated as of December 5, 2008, as the same have been and may hereafter be amended from time to time (collectively, the "Constituent Documents"), and all proceeds of the foregoing; and

       (b) all tangible and intangible personal property of the Member, whether now existing or hereafter arising, which is used or useful in the business and operations of the Company, including all machinery, equipment, inventory, accounts, contracts and general intangibles arising from, related to, or used by, the Company and all proceeds thereof.

              1.1.1. "Obligations" means: (i) all of the several obligations, indebtedness, and liabilities of each Borrower under the Loan Agreement and Revolving Loan Note of even date herewith in the face amount of $22,000,000 executed by Assignor and others in favor of Assignee (collectively, the "Note"); (ii) all of the other several indebtedness, liabilities, and obligations of each Member to the Lender, whether now existing or hereafter arising, whether otherwise secured or unsecured and howsoever evidenced, arising or created, and (iii) all of the several indebtedness, liabilities, and obligations of each Assignor to the Lender, whether under this Collateral Assignment or otherwise in respect of their several indebtedness to the Lender, whether now existing or hereafter arising, in each case including, without limitation, all such indebtedness incurred by Assignor prior to, during, or following, any proceeding in respect of a bankruptcy, reorganization, or insolvency (a "Reorganization") of the Company, and all interest on such indebtedness according to the terms thereof, regardless of the extent allowed as a claim against the Company or Assignor in any Reorganization (all of the foregoing indebtedness, obligations and liabilities of the Company and/or the Members described in this Section 1.1.1.

              1.2. Collateral Purposes Only. The assignments and security interests described herein are for collateral purposes only, and the Assignee shall not, by virtue of this Agreement or its receipt of distributions from the Company, be deemed to be a member of the Company or any other limited liability company or to have any liability for the debts, obligations, or liabilities of the Company or of the Members.

              1.3. Amounts Received on Account of the Membership Interest. So long as no Event of Default (as defined in Section 2.1) shall exist under, or in respect of, the Obligations, but only to the extent permitted under the Loan Agreement or as the Assignee may otherwise, from time to time, consent to in writing, Assignor shall be entitled to receive, and retain for their own account, amounts received on account of the Membership Interest held by it.

              1.4. Certification of Membership Interest. If the Membership Interest is, at any time, evidenced by a certificate or instrument of any kind, Assignor shall promptly pledge and deliver such certificates and instruments to the Assignee, accompanied by duly executed instruments of transfer or assignments in blank, and accompanied by any required transfer tax stamps, all in form and substance acceptable to the Assignee. To the extent that the Membership Interest is not represented by certificates or instruments, Assignor, by sending a letter substantially in the form of Exhibit A hereto to the Company shall, if requested by Assignee, cause the Company to register the Assignee as the registered collateral assignee of the Assignor's interest in such uncertificated interests.

       Section 2. Lender's Rights in Event of Default.

              2.1. Receipt of Amounts Received on Account of the Membership Interest. The rights of the Assignor to receive any amounts payable in respect of the Membership Interest shall, at the option of the Assignee, cease and terminate: (a) following the occurrence of any failure by Assignor to pay, or otherwise perform any of, its respective obligations hereunder at the time when such payment or other performance is due, or (b) upon the occurrence of an "Event of Default" (as defined in the Loan Agreement) that Assignor does not cure or the Lender does not waive in writing (each, an E"vent of Default").
In the event that Assignee elects to exercise the foregoing remedy, the Assignee is hereby expressly and irrevocably authorized to demand and receive all amounts payable, or to become payable, on account of the Assignor's Membership Interest, without further authorization, notice, or demand.

              2.2. Appointment of Attorney. Assignor does hereby constitute and irrevocably appoint the Assignee, upon such Event of Default, with full power of substitution and revocation, his true and lawful attorney, for him and in his name, place, and stead, to do and perform any and all of the following on his behalf under the Constituent Documents, as fully as Assignor could do if personally present, hereby ratifying and confirming all that his said attorney or its substitute shall lawfully do, or cause to be done, by virtue hereof, including, without limitation, the rights:

       (a) to enforce, cancel, or modify the Constituent Documents, but only to the extent that the Assignee, in its sole discretion, deems necessary or advisable to protect or enforce its rights and remedies hereunder; and

       (b) to demand, collect, sue for, recover, receive, compromise and adjust, and make, execute, and deliver receipts and releases for all amounts that may be, or may thereafter become, due, owing, or payable with respect to the Membership Interest.

              2.3. Rights Under Uniform Commercial Code.

       (a) If an Event of Default shall occur, then thereupon, and at any time or times thereafter, the Assignee shall have all rights and remedies provided to a secured party under the Uniform Commercial Code as in effect in the State of Illinois (the "Uniform Commercial Code") and shall act in accordance with the Uniform Commercial Code in exercising its rights hereunder. More specifically, but in no way in limitation of the rights and remedies of the Assignee, the Lender may, upon twenty (20) days' written notice to the Assignor (which notice shall be deemed to satisfy any requirement of reasonable notice), and without liability for any diminution in price which may have occurred, sell or otherwise dispose of all, or any part of, the Membership Interest of the Assignor (or any rights comprising the Membership Interest) or other collateral hereunder. Such sale or other disposition may be by public or private proceedings and may be made by way of one or more contracts, as a unit or in portions, at such time and place, by such method, and in such manner and on such terms, as the Assignee may determine. At any public sale, the Assignee or the Lender shall be free to purchase all, or any part of, the Membership Interest or other collateral of the Assignor (or any rights comprising his Membership Interest).

       (b) Assignor recognizes that the Assignee may be unable to effect a public sale of the Membership Interest of the Assignor by the reason of certain prohibitions contained in the Securities Act of 1933, as amended
(the "Securities Act") or other applicable state or federal laws, and the Assignee may, therefore, resort to one or more private sales thereof to a restricted group of purchasers. Assignee, ARL and Aficionado that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not, by reason thereof, be deemed not to have been made in a commercially reasonable manner. The Assignee shall be under no obligation to delay a sale of any of the Membership Interest for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Assignee agrees that any sale of the Membership Interest shall be made in a commercially reasonable manner, and the Assignor agrees to use its best efforts to cause the issuer or issuers of the Membership Interest contemplated to be sold (i) to execute and deliver, all at the Members' expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Assignee, advisable to exempt the Membership Interest from registration under the provisions of the Securities Act, and (ii) to make all amendments to such instruments and documents which, in the opinion of the Assignee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, and other applicable law. Assignor further agrees to use its best efforts to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Assignee shall reasonably designate. Nothing contained herein shall limit or relieve the Lender of its obligation under the Uniform Commercial Code to exercise its remedies in a commercially reasonable manner.

             2.4. The Assignee shall apply the net amount received by it from the sale or other disposition of the Membership Interest and other collateral, after payment of all proper expenses, costs, and charges, first to the payment of the Obligations in full, and thereafter to the Assignor(s) in accordance with the terms of the respective Constituent Documents as if the Membership Interest had not been sold or otherwise disposed of, and in accordance with applicable law.

       Section 3. Payments by the Company. Assignor hereby irrevocably direct the Company, upon demand and notice from the Assignee of any Event of Default to pay the Assignee all amounts accruing or due under the Constituent Documents on account of each of the Membership Interest. The Company shall be under no obligation to inquire into, or determine the actual existence of, any such Event of Default claimed by the Assignee.

       Section 4. Covenants of the Members. Assignor hereby covenants, agrees and warrants as follows:

       (a) Ownership of Membership Interest. Assignor is the sole owner of the respective Membership Interest as set forth in the Constituent Documents and as described on Exhibit A, attached hereto and made a part hereof. Assignor has not sold, assigned, transferred, mortgaged, encumbered, or pledged the Membership Interest or any part thereof.

       (b) Transfer of Membership Interest. Except pursuant to this Agreement, Assignor will not transfer, assign, pledge, or otherwise encumber the Membership Interest or any part thereof.

       (c) Performance of Obligations. Assignor will perform and observe, or cause to be performed and observed, all of Assignor's obligations under the Constituent Documents.

       (d) Modification of the Company's Documents or Members. Assignor will not, without the prior written consent of the Assignee, amend or modify the Constituent Documents in any material way. Assignor will not permit the admission of additional members to the Company.

       (e) No Restrictions; No Certification. Except as specifically set forth in the Constituent Documents, none of the Assignor's Membership Interest is subject to any restriction that would prohibit or restrict the security interest, pledge, and assignment hereunder or the exercise of the Assignee's remedies hereunder. Notwithstanding anything to the contrary set forth in the Constituent Documents, Assignor, ARL and Aficionado hereby waives compliance with all such restrictions or prohibitions set forth in the Constituent Documents in order to permit the collateral assignment, security interest, and pledge hereunder, and the exercise by the Assignee of all of its rights and remedies hereunder, including, without limitation, any reassignment of the Membership Interest by the Assignee upon the exercise of the Assignee's rights hereunder and any request or demand by the transferee to become a substitute Member in the Company. The Membership Interest are not evidenced by any certificated security or other instrument.

       (f) Litigation. There is no action, suit, or proceeding, at law or in equity, or by or before any governmental instrumentality or other agency, now pending or threatened (nor is any basis therefor known) against or affecting Assignor which, if adversely determined, either in any case or in the aggregate, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of Assignor.

       (g) Addresses. The respective chief executive offices or principal residence addresses of the Company and the Members are set forth on the signature pages hereof. Neither the Company nor any Member will change the residence address or location of its chief executive office unless it has given the Lender ten (10) days' prior written notice thereof.

       (h) Unconditional Liability. Assignor's liability hereunder is absolute and unconditional, irrespective of: (i) the genuineness, legality, validity or enforceability of the Obligations; (ii) the legality, validity, priority, or enforceability of any security interest or pledge granted by Assignor as collateral for the Obligations, any guarantee, suretyship, letter of credit, or reimbursement agreement issued by any person secondarily or otherwise liable for any of the Obligations, any right of set-off against any deposit account or credit on the Lender's books in favor of Assignor or any person secondarily or otherwise liable for any of the Obligations, or any other device providing collateral security for payment of the Obligations (all of the above referenced devices being referred to herein as the "Collateral Security"); (iii) the failure by the Lender for any reason to resort to, enforce, or exhaust its remedies under or against the Obligations or the Collateral Security; (iv) the waiver or consent by the Lender with respect to any term or condition of the Obligations or the Collateral Security; (v) the recovery of any judgment against the Company or any action to enforce such judgment; or (vi) any other circumstance which might, absent the unconditional nature of this Agreement, constitute a legal or equitable discharge or defense of a guarantor, a pledgor, or a debtor.

       (i) Lender's Rights. The Lender may at any time, or from time to time, in the Lender's sole discretion, (and with the Company's consent, to the extent, if any, required by law, but without affecting the obligations of Assignor hereunder: (i) change, alter, renew, continue, waive, terminate, or extend or accelerate the time of payment of all or any of the Obligations, or any part or parts thereof, or any renewal or renewals thereof; (ii) replace any existing Obligation and the documentation therefor with an amended and restated Obligation and the documentation therefor; (iii) after and during the continuation of an Event of Default, sell, exchange, release, compromise, or surrender all or any of the property which is the subject of the Collateral Security, or any part or parts thereof, with respect to which the Lender may now or hereafter have an interest (the "Collateral") in accordance with Article 9 of the Uniform Commercial Code; (iv) after and during the continuation of an Event of Default, sell or purchase any or all of the Collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, apply the proceeds of any such sale or sales against any of the Obligations in accordance with Article 9 of the Uniform Commercial Code; (v) settle or compromise any or all of the Obligations with the Company, or any other person or persons liable thereon, or subordinate the payment of same or any part thereof to the payment of any other debts or claims which may at any time be due or owing to the Lender or other person; and (vi) make advances for the purpose of performing any term or condition contained in the Loan Agreement or any agreement evidencing or securing any of the Obligations; all in such manner and upon such terms as the Lender may see fit and without notice to or the consent from the Members, who hereby agree to be and remain bound upon this Agreement, irrespective of the effect upon the existence or status of the Obligations or the Collateral Security and extension, acceleration, sale, exchange, release, compromise, surrender, application, settlement, subordination or any other action hereinabove mentioned. As between the Company and the Lender, nothing contained in the preceding sentence is intended to expand upon any rights granted to the Lender under the Loan Agreement or applicable law. Nothing contained in this paragraph is intended to adversely affect the rights of the Company under or in respect to the Loan Documents.

       Section 5. Consents. The Company, ARL and Aficionado hereby consent to the execution of this Agreement by all other parties hereto and the execution of any other similar collateral assignments hereafter executed by any other member of the Company. The Company, Assignor, ARL and Aficionado further hereby consent, pursuant to Article IX of the Company's Limited Liability Company Agreement, to the assignment of Membership Interest hereby and thereby. The Company, Assignor, ARL and Aficionado hereby waive all provisions of the Constituent Documents to the extent such provisions impose any restrictions, limitations, or prohibitions on the rights or remedies intended to be granted to the Assignee by this Agreement, or upon the exercise of any rights by the Assignee hereunder, and hereby covenant and agree that the Constituent Documents shall be deemed contemporaneously herewith to have been amended to the effect that any provisions thereof prohibiting or impeding the rights and remedies of the Assignee hereunder are herewith amended to permit the full enjoyment of such rights and remedies, including, without limitation, transfers and assignments contemplated by this Agreement. The Company hereby acknowledges receipt of notice of the pledge and collateral assignment of the Membership Interest effected hereby, and hereby agrees to register the Membership Interest as subject to the security interests and collateral assignment effected hereby.

B. EXERCISE OF REMEDIES/NON-WAIVER.
       Lender's failure to avail itself of any of the terms, covenants, and conditions of this Agreement for any period of time, or at any time or times, shall not waive any of its rights hereunder. Lender's rights and remedies under this Agreement are cumulative and are not in lieu of, but are in addition to, any other rights and remedies which Lender shall have under, or by virtue of, any other of the Obligations. Lender may exercise any of its rights and remedies hereunder from time to time, and as often, as Lender deems such exercise to be expedient.

C. TERMINATION OF THIS AGREEMENT.
       When all of the Obligations shall have been paid and discharged in full, and the Lender shall have no further obligations to advance funds to the Company, then this Agreement shall terminate. The Lender shall thereupon forthwith execute and deliver to Assignor instruments effective to evidence the termination of this instrument and/or the reassignment to Assignor of the rights, power, and authority granted herein.

D. MISCELLANEOUS PROVISIONS.

              1.1. Amendment. No change, amendment, modification, cancellation or discharge hereof, or of any part hereof, shall be valid unless Assignor, ARL and Aficionado and the Lender hereto shall have consented thereto in writing.

              1.2. Successors and Assigns. The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind the Lender, Assignor, ARL and Aficionado and their respective successors and assigns or legatees, heirs, executors, and administrators, as the case may be.

              1.3. Captions. The captions of this Agreement are for convenience and reference only and neither in any way define, limit, or describe the scope or interest herein nor in any way affect this instrument.

              1.4. Custody of Certification. The Lender shall be under no duty or liability with respect to the Membership Interest or other collateral granted hereby, other than to use reasonable care in the custody of any instrument representing the Membership Interest or of other collateral granted hereunder while in its possession.

              1.5. U.C.C. Financing Statements. Assignee may file such financing statements under the Uniform Commercial Code as it deems appropriate to evidence the pledge herein provided.

              1.6. Attorney's Fees. All costs and expenses, including, without limitation, legal costs and reasonable attorneys' fees, incurred by the Lender in enforcing this Agreement (including, without limitation, all such costs, charges and expenses incurred by the Lender in connection with any Reorganization), shall be chargeable to and secured by the Membership Interest and other collateral hereunder.

              1.7. Priority of Lender's Rights. The rights of the Lender hereunder shall not be affected by any extensions, renewals, indulgences, settlements, or compromises respecting any Obligations; by the release of any party primarily or secondarily liable respecting any Obligations; or by the taking or release by the Lender of any security for any Obligations or for the performance by any party primarily or secondarily liable respecting any Obligations.

              1.8. Cumulative Rights. All the Lender's rights and remedies, whether evidenced hereby or by any other agreement or instrument, or whether otherwise available, shall be cumulative.

              1.9. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing sent by nationally recognized overnight courier or delivered to the applicable party at the addresses indicated below.

       If to the Lender:

	U.S. Bank
	209 South LaSalle Street
	Suite 410
	Chicago, IL 60604
	Attention:  Craig Collinson, Senior Vice President

       and a copy (which shall not constitute notice) to:

	John A. Washburn, Esq.
	Gould & Ratner
	222 North LaSalle, Suite 800
	Chicago, Illinois  60601

       If to Assignor:

       	US 1 Industries, Inc.
       	336 West U.S. 30
       	Valparaiso, IN  46385
       	Attn:  Michael E. Kibler

       If to the Company:

       ARL TRANSPORT LLC
       	336 West U.S. 30
	Valparaiso, IN  46385

       If to ARL, Inc.:

       	ARL, Inc.
       	1155 Stoops Ferry Road
       	Moon Township, PA  15108
       	Attn:  Ron Faherty, CEO

       If to Aficionado:

	Aficionado Transport, Inc.
	238 Moon Clinton Road
	Moon Township, PA  15108
       	Attn:  Ron Faherty, CEO

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (a) the third day following deposit thereof in the United States mail, or (b) receipt by the party to whom such notice is directed, or (c) twelve noon local time on the first business day following timely deposit thereof with a nationally recognized overnight courier service with effective instructions to such courier to make delivery on the next business day.

              1.10. Assignment by Lender. If, at any time or times, by assignment or otherwise, the Lender transfers any Obligations and interest in the Membership Interest or other collateral therefor, such transfer shall carry with it the Lender's powers and rights under this Agreement with respect to the Obligations and interest in the Membership Interest or other collateral so transferred, and the transferee shall become vested with said powers and rights whether or not they are specifically referred to in any instrument of transfer. If and to the extent that the Lender retains any portion of the Obligations, or interest in the Membership Interest or other collateral, the Lender will continue to have the rights and powers herein set forth with respect thereto.

              1.11. Invalidity. If any provision hereof shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

              1.12. Construction. Whenever the context so requires, reference herein to the masculine gender shall include the feminine gender and vice versa or in either case the neuter; and the singular shall include the plural and vice versa.

              1.13. Controlling Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SAID STATE.

              1.14. Attorneys' Fees. Assignor agrees to pay all expenses incurred by the Lender in connection with the enforcement hereof, including without limitation, reasonable attorneys' fees. In any action or proceeding between the Lender, on the one hand, and any other party or parties hereto, on the other, arising out of this Agreement, the prevailing party will be entitled to recover from the other party its reasonable attorneys' fees and other costs and expenses incurred, in addition to any relief to which it is entitled, whether or not a lawsuit is filed.

              1.15. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument. This Agreement shall be binding against the Company and all Members who sign a counterpart hereof, notwithstanding the failure or refusal of any other Members to execute this Agreement.

              1.16. Company's Obligations. The Company agrees to all of the provisions of this Agreement and agrees to make all appropriate notations in its records referred to the security interests granted hereby. The Company further agrees to observe and comply with all of the provisions hereof which require action or the withholding of action by the Company.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

US 1 INDUSTRIES, INC.

By: _____________________________

Its: _____________________________

ARL TRANSPORT LLC

By: _____________________________

Its: _____________________________

ARL, INC.

By: _____________________________

Its: _____________________________

AFICIONADO TRANSPORT, INC.

By: _____________________________

Its: _____________________________

US BANK

By: _____________________________

Its: _____________________________





































                           EXHIBIT A


Description of Membership Interest

Members                      Ownership Interests

US 1 Industries, Inc.        60%
ARL, Inc.                    ___%
Aficionado Transport, Inc.   ___%

















































                           EXHIBIT B

	_____________, 200_

                      Hand Delivery
              ARL TRANSPORT LLC	REGISTERED OWNER:
[Address]	US 1 INDUSTRIES, INC.

ASSIGNMENT INSTRUCTION

       You are hereby INSTRUCTED TO REGISTER A COLLATERAL ASSIGNMENT, for value received, against the following uncertificated security in the manner indicated:

       1.	Security.  60% of the Members interest (the "Member's
Interest") held by US 1 INDUSTRIES, INC. in the limited liability company known as ARL TRANSPORT LLC, a Delaware limited liability company (the "LLC").

       2.	Assignment Instructions.  You are INSTRUCTED by the
undersigned REGISTERED OWNER of the Members Interest, taxpayer identification number [Taxpayer Number], TO REGISTER THE ABOVE DESCRIBED SECURITIES AS SUBJECT TO A COLLATERAL ASSIGNMENT in favor of the U.S. BANK so that on registration of such assignment, Assignee shall become the registered assignee of the Members Interest with all the rights incident thereto.

       You are further instructed to promptly so inform the Assignee that the Collateral Assignment of the Members Interest has been registered on the books of the LLC.

       3.	Warranties.  The undersigned hereby warrants that

             (a) It is an appropriate person to originate this instruction; and

             (b)  It is entitled to effect the instruction here given.


EXECUTED EFFECTIVE AS OF ______________, 2008.

US 1 INDUSTRIES, INC.

By: ______________________________

Name: ____________________________

Its:  ____________________________

Acknowledged and Received

as of the date first above written.

ARL TRANSPORT LLC

By:______________________________

Name:____________________________

Title:___________________________